MORTGAGE LOAN MODIFICATION AGREEMENT

                                     Between

                            HIGH CASH PARTNERS, L.P.,
                         a Delaware limited partnership

                                       and

                  RESOURCES ACCRUED MORTGAGE INVESTORS 2 L.P.,
                         a Delaware limited partnership




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                      MORTGAGE LOAN MODIFICATION AGREEMENT


      THIS MORTGAGE LOAN MODIFICATION AGREEMENT (the "Modification Agreement") is made this 21st day of December, 2000, between HIGH CASH PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), and RESOURCES ACCRUED MORTGAGE INVESTORS 2 L.P., a Delaware limited partnership (the "Lender").

                                R E C I T A L S :

      A. The Borrower owns certain real property, improvements and personal property which is commonly known as Sierra Marketplace and located at South Virginia Street and East Moana Lane, Reno, Nevada (as more specifically described in the Deed of Trust (as defined below) and hereafter called the "Property");

      B. The Property is encumbered by a mortgage loan (the "Loan") as evidenced by a Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement among the Borrower as trustor, First Commercial Title, Inc., as trustee and the Lender, as beneficiary dated February 10, 1989, and recorded on February 13, 1989, in Book 2866, Page 42, as Document No.1304601, in the
Official  Records  of  Washoe  County,  Nevada  (the  "Deed  of  Trust")  and an
Assignment of Leases and Rents given by the Borrower in favor of the Lender dated February 10, 1989, and recorded on February 13, 1989, in Book 2866, Page 88, as Document No. 1304602, in the Official Records of Washoe County, Nevada (the "Assignment"). The Deed of Trust and Assignment secure that certain Registered Note dated February 10, 1989 in the original principal amount of $6,500,000 made by the Borrower and given to Lender (the "Note"). The original principal amount of the Note, together will all accrued and unpaid interest, late charges, default interest, attorneys fees and other costs and expenses due and payable under the Note and Loan Documents is referred to herein as the "Indebtedness". The Note, Deed of Trust, Assignment and other documents evidencing and securing the Indebtedness are hereinafter referred to as the "Loan Documents";

      C. The Maturity Date of the Loan is February 28, 2001, and Borrower has requested Lender, and Lender has agreed, to forbear in the exercise of its rights and remedies under the Loan Documents in the event the Loan is not satisfied in full on or prior to the Maturity Date, upon the terms and conditions of this Modification Agreement; and

      D. Lender and Borrower have agreed to enter into this Modification Agreement to memorialize their understanding regarding their respective rights and obligations in respect of the pending maturity of the Loan.

                               A G R E E M E N T:

      IN CONSIDERATION of the mutual agreements herein contained, the benefits to be derived by the parties therefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



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                                    ARTICLE I

                    CAPITALIZED TERMS; RECITALS; RATIFICATION

      1.1 Capitalized Terms. Capitalized Terms used herein and not otherwise defined shall have the meanings ascribed to them in the Loan Documents.

      1.2. Recitals. The foregoing recitals are hereby affirmed by the parties as true and correct and are incorporated herein by this reference.

      1.3. Ratification. Borrower hereby acknowledges and agrees, subject to the satisfaction of each of the conditions precedent set forth herein and the other terms and conditions contained herein, that the Loan Documents are hereby reaffirmed, ratified and modified as provided in this Modification Agreement as of the date hereof. All of the property securing the Loan including, without limitation, the Property, shall remain in all respects subject to the liens, charges, security interests, and encumbrances of the Deed of Trust, the
Assignment and the other Loan Documents, as modified and amended pursuant to this Modification Agreement, and nothing herein contained, and nothing done pursuant hereto, shall affect or be construed to affect the liens, charges, security interest, or encumbrances of, or warranties of title in, or conveyance effected by the Deed of Trust, the Assignment or the other Loan Documents, as modified and amended pursuant to this Modification Agreement, or the priority thereof over other liens, charges, security interests, encumbrances or conveyances, all of which shall continue to secure, in the same manner, in the same priority and to the same extent set forth therein, the payment and performance of all Obligations (as hereinafter defined) arising under the Loan Documents, as modified and amended pursuant to this Modification Agreement, and all of same are hereby affirmed, extended, carried forward, ratified and confirmed and shall for all purposes be deemed in full force and effect. The execution and acceptance of this Modification Agreement by Lender shall not be deemed or otherwise construed as (i) a waiver, modification, restriction or limitation of any of Lender's rights, remedies, recourses and benefits, except as provided in this Modification Agreement, arising under the Note, Deed of Trust, the Assignment and/or the other Loan Documents by operation of law or otherwise, or of Lender's right otherwise to demand full, complete and strict performance of the obligations arising under any of the Loan Documents (collectively, the "Obligations"), or (ii) a precedent with respect to Lender's consent requested or to be requested by Borrower or Guarantor (as defined herein) or any other person or entity to any future modification of any of the Loan Documents, and Lender shall be under no obligation, express or implied, to consent to any such future modification.

                                   ARTICLE II

                       CONSIDERATION; MODIFICATION TERMS;
                          AMENDMENTS TO LOAN DOCUMENTS

      2. Consideration and Modified Terms. Lender agrees to forbear in the exercise of its rights and remedies under the Loan Documents in the event the Loan is not satisfied on or prior to the Maturity Date. Borrower and Lender agree that the consideration for the agreement of Lender to forbear, and the terms and conditions upon which such agreement is conditioned, are as follows:

             2.1    Loan  Extension;  Costs.   For  and  in   consideration  for
      entering into this Modification Agreement, Borrower hereby agrees to pay Lender upon the full execution of

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      this  Modification  Agreement by Borrower and Lender all reasonable  costs paid or incurred by Lender in connection with this Modification Agreement, including without limitation, title insurance premiums, search fees, recording costs and Lender's attorney's fees, in an amount not to exceed $20,000.

             2.2 Modification Terms. Subject to the satisfaction of each of the conditions precedent set forth herein and the other terms and conditions contained herein, the parties hereto agree that the terms of the modification of the Loan shall be as follows:

             2.2.1 Conveyance Documents; Release Terms. The Borrower agrees to deposit a grant deed, bill of sale, assignment of leases and other documents called for by Article IV herein (the "Conveyance Documents") and Lender agrees to deposit an executed counterpart to the assignment of leases with Post & Heymann, LLP (the "Escrow Agent") to be held in escrow in accordance with the terms and conditions of this Modification Agreement, and that certain Agreement for Deed attached hereto as Exhibit "A".

             The Conveyance Documents will be held in escrow by Escrow Agent and will not be released to the Lender or its designee until the earlier of the following events (a "Release Event"):

                    (i) In the event Borrower or any affiliate of Borrower takes any action or omits to take any action, in bad faith, which is intended to hinder, impede or delay the exercise by Lender of its rights, powers or remedies under this Modification Agreement and the same is not cured within ten (10) days after notice to Borrower by Lender; provided, however, that the commencement by Borrower of an action against Lender to seek to enforce the terms and provisions of this Modification Agreement shall not constitute a Release Event in the event Borrower determines, in its good faith judgment, that Lender is in breach of the terms and provisions of this Modification Agreement; provided, further, however, that the terms and conditions of that certain Unconditional Limited Guaranty shall not be affected by the foregoing in the event it is determined by final adjudication of a court of competent jurisdiction that such civil action was commenced in bad faith with the intent to hinder, impede or delay the exercise by Lender of its rights, powers or remedies under this Modification Agreement.;

                    (ii) On any day on or after March 1, 2002 upon the closing date of the sale or other conveyance of the Property: (a) in the event the Lender identifies a bona fide third party purchaser to acquire the Property, or (b) for any other reason deemed necessary by Lender in its reasonable discretion acting in good faith to avoid a material economic disadvantage to the Lender (i.e., the participation in a "roll-up" or other form of reorganization of Lender or similar transfer of the Property, but excluding payment of the Expense Distribution (as defined herein) or other monetary amounts due Borrower pursuant to the terms of this Modification Agreement); and

                    (iii)  March 1, 2003.

             2.2.2 Management Agent. The Borrower agrees to retain Kestrel Management LP (the "Managing Agent") to manage the Property commencing January 2, 2001, pursuant to

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      the terms and conditions of the management  agreement  attached  hereto as
      Exhibit B (the "Management Agreement"); such Managing Agent shall not be terminated by Borrower pursuant to the terms of the Management Agreement or otherwise, without the prior consent of Lender, which consent shall not be unreasonably withheld, unless due to: (a) the willful misconduct or gross negligence of Managing Agent as determined by final adjudication of a court of competent jurisdiction, or (b) the failure of Managing Agent to remit to Borrower the financial information within the control of Managing Agent reasonably necessary to enable Borrower to file its Form 10-K or 10-KSB, and Form 10-Q with the Securities and Exchange Commission on a timely basis after five (5) business days prior written notice from Borrower to Managing Agent detailing with specificity the information required and affording Managing Agent the opportunity to provide such information within such five (5) business day period. Any successor managing agent appointed by Borrower must be approved by Lender in its reasonable discretion. Lender agrees that until March 1, 2001, the Property shall be managed in accordance with the Plan (as such term is defined in the Management Agreement), and thereafter pursuant to a Plan(s) approved by Lender. As of March 1, 2001, the Borrower hereby agrees that:
      (i) Managing Agent shall transmit (and upon request of Lender, Borrower will so instruct Managing Agent to transmit) all Gross Operating Cash Flow (as such term is defined in the Management Agreement) to the Lender, except for those funds that Borrower may otherwise be entitled to in accordance with Section 2.2.3 and Article VI herein (as to which Lender shall instruct Managing Agent to remit to Borrower), and (ii) Managing Agent will not be required to obtain the consent of Owner to lease the Property, provided such leasing is conducted to the standards of other similarly situated properties of the same type and class in the area in which the Property is located, including rental rates, tenant improvement allowances and leasing commissions. Borrower agrees to sign as landlord all leases for the Property within five (5) business days after receipt from Managing Agent until a Release Event has occurred, provided that such leases are within the leasing parameters set forth above.

             2.2.3 Distribution of Net Operating Income. Net Operating Income (as defined herein) generated by the Property shall be disbursed as follows:

                    (i) Prior to March 1, 2001. Provided no Event of Default (as such term is defined in the Loan Documents) has occurred and is continuing, 100% of the Net Operating Income allocable to the period prior to March 1, 2001 shall be distributed to the Borrower;

                    (ii) On and After March 1, 2001. Provided no Event of Default has occurred and is continuing, $100,000 (or such proportional amount in the event the Property is not owned by the Borrower for a full calendar year) of the Net Operating Income allocable to the period on or after March 1, 2001 shall be distributed to Borrower annually (the "Expense Distribution"), and the remaining Net Operating Income shall be paid to the Lender. The Expense Distribution shall be paid to the Borrower in equal monthly installments to the extent of available Net Operating Income commencing April 1, 2001, and each month thereafter until such time as a Release Event has occurred and the Conveyance Documents have been delivered to Lender. Net Operating Income received by the Lender shall be applied first to current interest at 11.22%, next to accrued and unpaid interest, and the remaining to principal due under the Note. After delivery of the Conveyance Documents to

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            Lender in accordance with the terms hereof, all of Borrower's right, title and interest to the Property, including without limitation Net Operating Income, shall terminate, and all Net Operating Income thereafter shall be the property of the Lender.

                    (iii) Loan Documents; No Default. The Management Agreement shall obligate the Managing Agent to use good faith efforts to comply with the terms and provisions of the Loan Documents (except to the extent such provisions of the Loan Documents are not susceptible to performance except by Borrower itself), and any act or omission of the Managing Agent that otherwise would result in an Event of Default under the Loan Documents shall not be deemed an Event of Default for the purposes of this Modification Agreement. Further, the occurrence of the scheduled maturity date of February 28, 2001, and the failure of Borrower to make any monetary payments due under the Loan shall not be an Event of Default for the purposes of this Modification Agreement or under the Loan Documents.

                    (iv)   Definitions.
                           -----------

                  (a) "Net Operating Income" shall mean all revenues derived from the ownership and operation of the Property and the interim investment of accumulated funds minus all Operating Expenses; excluding however Net Condemnation Proceeds and Net Casualty Proceeds (as defined in the Deed of Trust), and proceeds from the sale of the Property.

                  (b) "Operating Expenses" shall mean expenditures of all kinds made with respect to the operation of the Property in the normal course of business including, but not limited to, expenditures for taxes, insurance, repairs, replacements, maintenance, management fees, salaries, advertising expenses, professional fees, wages and utility costs, amounts payable with respect to the Property under or with respect to any Permitted Encumbrances and for capital expenditures required to comply with legal requirements applicable to the Property or Leases or amendments thereto, but expressly excluding any debt service on the Note.

             2.2.4 Appraisal. Pursuant to, and in accordance with the terms of the Note, the Lender hereby requests, and the Borrower hereby agrees, to engage Greenwich Realty Advisors to perform an appraisal of the Property to determine the Excess Payment (as such term is defined in the Note), if any, due under the terms of the Note. In the event the appraisal indicates a value which requires an Excess Payment be made by the Borrower to the Lender, the Borrower shall make such payment within fifteen (15) days after the determination of such amount as evidenced by Lender's written demand, which absent manifest error, shall be conclusive as to the amount owed. Borrower's failure to timely make such payment shall be a default hereunder, without further notice from Lender or any opportunity to cure, and shall result in the immediate release of the Conveyance Documents to Lender upon Lender's demand made to Escrow Agent.

             Upon performance by Borrower of its obligations under this Section 2.2.4, Lender shall have no further appraisal rights pursuant to the Note.

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             2.2.5  Prepayment; Payment after Maturity Date. Notwithstanding any other provision set forth in the Loan Documents:

                    (i) The Borrower shall have the right to prepay the Loan in full in accordance with the terms and conditions of the Loan Documents on any day prior to March 1, 2001; and

                    (ii) The Borrower shall have the right to satisfy the Loan in full in accordance with the terms and conditions of the Loan Documents after February 28, 2001 and prior to March 1, 2003 for a price, to be paid in cash, equal to the sum of: (a) the then unpaid principal balance of the Loan and all accrued and unpaid interest and other charges due under the Loan, and (b) as additional interest, 66% of any value in excess of (a) above, provided the Lender has not otherwise notified the Borrower in writing that it has entered into a contract to sell or otherwise convey the Property pursuant to Section 2.2.1(ii) herein.

             In the event that the Loan is satisfied in full as provided in this
      Section 2.2.5, the Conveyance Documents shall have no force or effect and shall be released from escrow and returned to Borrower, and Lender shall so instruct Escrow Agent.

             2.2.6 Unconditional Limited Guaranty. As for the inducement for the Lender to enter into this Modification Agreement, the Borrower agrees to deliver to the Lender, together with the execution and delivery of this Modification Agreement, the Unconditional Limited Guaranty executed by Lawrence J. Cohen ("Guarantor") in the form attached hereto as Exhibit C, with the understanding the Lender would not enter into this Modification Agreement without the due execution and delivery of such agreement to Lender.

             2.2.7 Release. The Borrower and Lender agree to exchange the Release attached hereto as Exhibit D together with the execution and delivery of this Modification Agreement.

             2.2.8  Amendments to Loan Documents.

                    (i) Junior Encumbrances. Notwithstanding Paragraph 2 of the Deed of Trust, no Junior Encumbrances shall be permitted. Paragraph 62 of the Deed of Trust is hereby deleted in its entirety;

                    (ii) Leases. The first two sentences of Paragraph 12 of the Deed of Trust shall be deleted in their entirety and amended to provided that no new Lease for the Property shall be executed by Trustor and any existing lease shall not be modified or canceled, in each case, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld or delayed. The third sentence of Paragraph 12 of the Deed of Trust is hereby deleted in its entirety;

                    (iii)  Appraisal  Right.  Upon  Borrower's  compliance  with
            Section 2.2.4 herein, the third paragraph on page 2 of the Note is hereby deleted in its entirety; and

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                    (iv)   Additional  Interest.  The requirement  that Borrower
            pay Additional Interest (as such term is defined in the Note) is hereby deleted.

                                   ARTICLE III

                              CONDITIONS PRECEDENT

      3. Conditions Precedent. The following shall be conditions precedent to the effectiveness of this Modification Agreement.

             3.1 Documents. Borrower and Guarantor shall have executed, acknowledged and delivered to Lender this Modification Agreement, and each and every document called for herein, including, without limitation, the Agreement for Deed and Conveyance Documents, the Unconditional Limited Guaranty, and Mutual Release;

             3.2 UCC Financing Statements. Borrower shall have executed and delivered to Lender UCC financing statements for filing with the Secretary of State's office in the States of Delaware, Nevada and New York and the Deed Records of Washoe County, Nevada;

             3.3 Insurance on the Property. Borrower shall have delivered, or caused to be delivered, to Lender, in form and substance satisfactory to Lender, evidence of insurance coverage on the Property, and the improvements and personal property located thereon, in accordance with the provisions of the Deed of Trust, together with evidence in form and substance satisfactory to Lender, that all insurance premiums due to maintain such insurance have been paid in full and that no delinquencies exist with respect to the same;

             3.4 Taxes, Charges, Impositions and Assessments. Borrower shall have delivered, or caused to be delivered, to Lender, evidence, in form and substance satisfactory to Lender, that all fiscal year 2000 - 2001 taxes, charges, and impositions then due and payable, and all taxes, charges, impositions and assessments for all prior years relating to the Property have been paid in full, and that no delinquencies exist with respect to the same, including without limitation, any and all penalties, late charges and interest accrued thereon;

             3.5 Borrower's Authority Documents. Borrower shall have delivered to Lender all the relevant formation and organizational documents of Borrower and each of the general partners of Borrower, including, without limitation, copies of all resolutions authorizing the consummation of the transactions contemplated by this Modification Agreement and such other evidence of partnership authority as reasonably requested by Lender (which may include an opinion of counsel) ("Partnership Authority"), certificates of good standing, certificates of existence and all other certificates which can be obtained from the Secretary of State's office in the jurisdiction in which the entity was organized, and where it is doing business, and evidence that all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender; and

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             3.6    Legal  Opinion.  Borrower shall provide to Lender an opinion of legal counsel in form and content reasonably satisfactory to Lender.

      In the event evidence of Partnership Authority is not delivered to Lender on or before February 27, 2001 (as such time may be extended upon the mutual agreement of Borrower and Lender), this Modification Agreement shall terminate, the Conveyance Documents, the Unconditional Limited Guaranty and all other documents contemplated hereunder shall be of no force or effect and shall be returned to Borrower and Guarantor, respectively, and neither party shall have any further rights or obligations hereunder or thereunder, and the rights and obligations of the parties hereto shall be governed by the terms and conditions of the Loan Documents as if this Modification Agreement was never executed. Notwithstanding the foregoing, the term of the Management Agreement shall commence January 2, 2001.

                                   ARTICLE IV

                                     CLOSING

      4. Closing. The Borrower and the Lender agree that in the event a Release Event occurs the transfer of the Property will be consummated as follows:

            4.1 Closing Date. The transfer of the Property will close on the date (hereafter called the "Closing Date") after a Release Event has occurred under Section 2.2.1 herein and designated by Lender with seven
      (7) business days advance notice to Borrower and Escrow Agent, but no later than March 1, 2003; provided that in the event Lender fails to deliver such notice to Borrower and Escrow Agent within the time frame contemplated above, Borrower shall have the right at anytime after April 1, 2003 to forward such notice to Lender and Escrow Agent instructing Escrow Agent to record the Deed and otherwise deliver the Conveyance Documents to Lender .

            4.2 Borrower's Deliveries. Simultaneously with the execution and delivery of this Modification Agreement, the Borrower will deliver or cause to be delivered to the Escrow Agent the following items (all documents will be duly executed and acknowledged where required but not dated):

                    4.2.1 Deed. A grant deed (the "Deed") in the form of Schedule "A" attached hereto;

                    4.2.2 Bill of Sale. A bill of sale and assignment (the "Bill of Sale") in the form of Schedule "B" attached hereto;

                    4.2.3  Lease   Assignment.  An  assignment  of  leases  (the
            "Lease Assignment") in the form of Schedule "C" attached hereto;

                    4.2.4 Owner's Affidavit. An affidavit in the form of Schedule "D" attached hereto;

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                    4.2.5  Non-Foreign  Affidavit.  An  affidavit in the form of
            Schedule "E" attached hereto;

                    4.2.6 Tenant Notice. A notice to each tenant of the Property in the form of Schedule "F" attached hereto; and

                    4.2.7 Additional Documents. Such additional documents pertaining to the authority of Borrower to convey the Property and/or state transfer tax forms as might be reasonably requested by the title company recording the Deed to consummate the transfer of the Property to the Lender.

                    4.3 Possession. Possession of the Property, subject to the rights of tenants in possession, will be delivered by the Borrower to the Lender on or before the close of business on the Closing Date. Effective on the acceptance of the Deed by the Lender, beneficial ownership and the risk of loss of the Property will pass from the Borrower to the Lender.

                                    ARTICLE V

                        PROPERTY INFORMATION; INSPECTION

      5. Information; Inspection. At any time and from time to time upon reasonable prior notice by Lender to Borrower prior to the Closing Date, the Lender will have the right, at its sole cost and expense and subject to the rights of tenants in possession, to inspect the Property, to conduct such environmental and engineering studies of the Property as the Lender deems appropriate and to inspect the books, records, contracts, titles, leases, accounts and all other information in the possession of the Borrower or the Borrower's agents relating to the Property. Within five (5) days after the date the Borrower executes this Modification Agreement, the Borrower agrees: (a) to deliver to Managing Agent, to the extent in its possession, and (b) to instruct Colliers Nevada Management, LLC, the current managing agent for the Property, and Hays & Company, the Borrower's independent accounting firm, to deliver to Managing Agent, to the extent in their possession, copies of the following documents and records relating to the Property:

             5.1 Financial Information. Income and expense statements for the calendar years ending 1998 and 1999 and, to the extent available, monthly statements for the current year; and copies of all books, records, journals, checks, bank statements, bank deposit slips, account reconciliations, invoices, receipts, supporting documentation for payroll, payroll taxes and employee benefits and similar items which are in the possession of the Borrower for the current and two (2) most recent full calendar years;

             5.2 Service Contracts. All service, maintenance, brokerage, advertising, construction, repair, renovation or other contracts, arrangements or agreements and all correspondence relating thereto, if any (the "Service Contracts");

             5.3 Insurance. All policies of insurance covering the Property together with copies of all claims asserted or settlements effected thereunder during the current and two (2) most recent full calendar years, if any;

             5.4 Insurance Notices. All notices of deficiencies received from insurance companies or any board of underwriters, if any;

             5.5 Occupancy Leases. A copy of all leases and agreements giving any person a current right to use or occupy any part of the Property (if any), together with all amendments and correspondence relating thereto; a listing of all security or other deposits paid to the Borrower by tenants in occupancy of the Property (the "Leases");

             5.6 Tax Bills. The current tax bill(s) or notice(s), as well as copies of the two (2) immediately preceding years' tax bills and any notices of proposed increases or changes in the assessed value of the Property or applicable tax rates and any protests, complaints or appeals filed with respect thereto during the last two (2) years;

             5.7    Licenses;  Permits.  All  existing  licenses,  all  heating, ventilating, boiler, building and other permits, authorizations, approvals, certificates and similar items, and all existing certificates of occupancy and similar documents required in connection with the maintenance or operation of the Property, if any;

             5.8    Government   Reports.  All  existing  agreements,   reports,
      correspondence and notices received by the Borrower from any federal, state, county, city or other governmental agency, if any;

             5.9    Engineering   Reports.   All   existing   soil,  geological,
      environmental, engineering, architectural and other tests and reports; and

             5.10 Surveys; Plans; Specifications. All existing surveys, plans, specifications and drawings.

                                   ARTICLE VI

                               CLOSING ADJUSTMENTS

      6. Closing Adjustments. All receipts and disbursements of the Property will be prorated for the purposes of determining Net Operating Income for purposes of Section 2.2.3 herein so that, except as otherwise specifically provided in this Article VI, the Borrower will bear all expenses with respect to the Property which are incurred prior to March 1, 2001.

             6.1 Prorated Items. The following items will be apportioned between the Lender and the Borrower as of 11:59 pm on February 28, 2001, based upon the period(s) for which the item is allocable, regardless of when actually paid or payable:

                    6.1.1 Rents; Revenues. All rents and other revenues from the operation of the Property received by the Borrower, if any, and the CAM charges and tax reimbursements payable by the tenants of the Property;

                    6.1.2 Service Contracts. Amounts paid or payable under the Service Contracts and similar agreements relating to the operation of the Property, if any;

                    6.1.3 Receipt Taxes. Gross income, occupancy, general excise, gross receipts and other taxes, if any, payable on account of any rents or other income derived from the Property, but excluding state and federal income taxes payable by the Borrower;

                    6.1.4 Property Taxes. All real and personal property taxes, ad valorem taxes and special assessments, if any, whether payable in installments or not, for the fiscal year 2000 - 2001 which prorations will be based on the tax rate and assessed valuation available on such date;

                    6.1.5 Insurance. Premiums on all existing and prepaid insurance policies; and

                    6.1.6  Utility Charges. All utility charges.

             6.2    Items  Not  Prorated.   The  following  items  will  not  be
      apportioned between the Borrower and the Lender:

                    6.2.1 Tenant Deposits. All security and othe deposits which are required to be refunded to tenants of the Property will be transferred by the Borrower to the Lender, if any, on the date the Deed is delivered to Lender;

                    6.2.2 Property Taxes. All real and personal property taxes, ad valorem taxes and installments of special assessments, if any, for fiscal years which end on or before February 28, 2001 will be paid by the Borrower;

                    6.2.3 Other Deposits. All deposits paid by or for the account of the Borrower in connection with utilities, equipment leases or other services relating to the management or operation of the Property will be refunded to the Borrower on the Closing Date; and

                    6.2.4 Employee  Costs.  All employee  wages, bonuses, social security and other payroll taxes, workers' compensation insurance premiums and fringe benefits, if any, with respect to all employees whose wages are charged to the operation of the Property, including, without implied limitation, accrued benefits which are not utilized prior to March 1, 2001, such as vacation, sick leave and severance pay shall be considered an Operating Expense for the period prior to March 1, 2001 and shall be paid by the Borrower from funds other than post March 1, 2001 Net Operating Income and the Lender will have no obligation to employ any employee of the Borrower after March 1, 2001.

             6.3 Accounts Payable. All sums due for accounts payable which are owing or incurred in connection with the Property for periods prior to March 1, 2001 shall be considered an Operating Expense for the period prior to March 1, 2001 and shall be paid by the Borrower from funds other than post March 1, 2001 Net Operating Income, regardless of when invoiced. All accounts payable which can be readily identified and quantified as of March 1, 2001 will be paid by the Borrower on March 1, 2001.

            6.4 Accounts Receivable. All account receivable balances which were earned and attributable to the period prior to March 1, 2001 shall be considered revenue for the period prior to March 1, 2001 for the purposes of determining pre-March 1, 2001 Net Operating Income, regardless of when received; provided, however, that any amounts received on or after March 1, 2001 from tenants of the Property other than those attributable to common area maintenance charges ("CAM Charges") shall be applied first to post March 1, 2001 charges outstanding, with the remainder, if any, applied to pre March 1, 2001 charges, which shall be promptly paid to Borrower. CAM Charges paid by tenants related to periods prior to March 1, 2001 shall be treated as Net Operating Income allocable to the period prior to March 1, 2001 shall be distributed to Borrower.

             6.5 Post-Closing Adjustments. Notwithstanding anything contained in this Article VI to the contrary, if, during the period ending one hundred eighty (180) days after March 1, 2001, either the Borrower or the Lender discovers any error in computation of any proration, adjustment, credit or debit as hereinabove set forth, such proration, adjustment, credit or debit will be promptly adjusted as of March 1, 2001 without interest thereon and the party obligated to make reimbursement as a result of the correction of such error will promptly pay to the other party such amount as is determined to be due. On the date which is one hundred eighty
      (180) days after March 1, 2001 all prorations, adjustments, debits and credits will be deemed final, excepting only matters theretofore raised by the parties which have not been finally resolved.

                                   ARTICLE VII

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

      7. Borrower Representations; Warranties. The representations and warranties contained in this Article VII are not intended to replace or limit in any manner any warranty provided under the Loan Documents. The Lender will be entitled to rely on the following representations and warranties of the Borrower notwithstanding the Lender's inspection and investigation of the Property. The Lender has entered into this Modification Agreement on the condition that the Borrower make the following representations and warranties, which are a material inducement to the Lender's willingness to enter into and perform this Modification Agreement in reliance on such representations and warranties. The Borrower represents and warrants to the Lender, as of the date hereof, as follows:

             7.1 Borrower Status. The Borrower is a limited partnership, properly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to conduct business in Nevada; the Borrower is qualified to own and operate the Property and to conduct business as now being conducted by the Borrower; the persons executing this Modification Agreement on behalf of the Borrower are fully authorized to execute, deliver and perform the terms of this Modification Agreement on behalf of the Borrower;

             7.2 Borrower Authority. Subject to Article III herein, and in particular except as may be contemplated in, the evidence of Partnership Authority delivered to Lender, the execution of this Modification Agreement by the Borrower, the performance by the Borrower of the Borrower's obligations hereunder, and the transfer of the Property does not require the consent or approval of any third party; neither this

      Modification Agreement nor anything provided to be done hereunder (including, without implied limitation, the transfer of the Property to the Lender) violates or will violate any contract, document, understanding, agreement or instrument to which the Borrower is a party;

             7.3 Binding Effect. This Modification Agreement constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, general principles of equity or other laws of general application relating to the enforcement of creditors' rights;

             7.4 Financial Status. The Borrower has not: (a) made a general assignment for the benefit of creditors; (b) filed any voluntary petition in bankruptcy; (c) to its knowledge, suffered the filing of an involuntary petition in bankruptcy; (d) suffered the appointment of a receiver to take possession of all or any part of the Borrower's assets; (e) suffered the attachment or other judicial seizure of all or any part of the Borrower's assets; (f) admitted in writing an inability to pay debts as they come due; or (g) made an offer of settlement, extension or composition to creditors generally;

             7.5 Validity of Loan Documents. The Loan Documents are in all respects the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, general principles of equity or other laws of general application relating to the enforcement of creditors' rights, and grant to the Lender a direct, valid and enforceable lien on, and security interest in and to, the Property;

             7.6 Defenses or Counterclaims. As of the date hereof, Borrower has no defenses, offsets or counterclaims as against the indebtedness evidenced and secured by the Note and the other Loan Documents, as amended by this Modification Agreement. Lender has performed each and every one of its obligations to Borrower under the Loan Documents, as amended hereby. Lender is not in default of any of its obligations to Borrower under the Note, the Loan Agreement or any other Loan Documents, as amended hereby;

             7.7 Pending Litigation. There are no actions, suits or proceedings pending or to Borrower's actual knowledge, threatened against or affecting the Borrower or the Property, or involving the validity or enforceability of any of the Loan Documents or the priority of the lien thereof, at law or in equity, or before any governmental or administrative agency; and

             7.8 Leases. It has previously delivered to the Lender copies of all Leases for the Property in its possession. To Borrower's knowledge, the Leases are in full force and effect. Borrower has not received any notice from any tenant indicating that Borrower is in default under the terms and conditions of the Leases (which default remains uncured) and Borrower has not sent notice of default to any tenant under the terms and conditions of the Leases.

             Whenever reference is made herein to the knowledge of Borrower, reference is made only to the actual knowledge of the individual signing hereto on behalf of Borrower.

                                  ARTICLE VIII

                    REPRESENTATIONS AND WARRANTIES OF LENDER

      8. Lender's Representations; Warranties. The Lender represents and warrants to the Borrower as follows:

             8.1 Existence. The Lender is a limited partnership, properly organized, validly existing and in good standing under the laws of the State of Delaware. The persons executing this Modification Agreement on behalf of the Lender are fully authorized to execute, deliver and perform the terms of this Modification Agreement on behalf of the Lender;

             8.2 Lender Authority. The execution of this Modification Agreement by the Lender, and the performance by the Lender of the Lender's obligations hereunder, does not require the consent or approval of any third party; neither this Modification Agreement nor anything provided to be done hereunder (including, without implied limitation, the transfer of the Property to the Lender) violates or will violate any contract, document, understanding, agreement or instrument to which the Lender is a party or by which the Lender might be bound; and

             8.3 Binding Effect. This Modification Agreement constitutes the legal and binding obligation of the Lender enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, general principles of equity or other laws of general application relating to the enforcement of creditors' rights.

                                   ARTICLE IX

                              BORROWER OBLIGATIONS

      9. Borrower Agreements. The Borrower agrees to perform or cause to be performed the following agreements for a period up to and including the Closing
Date:

             9.1 Covenant to Cooperate. The Borrower agrees to use its reasonable efforts to cooperate in all material respects with the Managing Agent in the operation of the Property.

             9.2 Leases; Contracts. After the date of this Modification Agreement, the Borrower will not enter into any new Lease or Service Contract or amend, modify or terminate any existing Lease or Service Contract, if any, without the prior written consent of the Lender which consent shall not be unreasonably withheld or delayed.

             9.3 Information Releases. The Borrower will not issue or cause to be issued any announcement, press release or other statement concerning this Modification Agreement or the possible transfer of the Property to the persons employed at the Property, tenants of the Property, the press or the general public without the prior written approval of the Lender, except for the Borrower's limited partners and Securities and Exchange Commission ("SEC") reporting requirements which the Borrower agrees to submit to Lender at least five (5) days prior to its filing of such reports for its review and comment, if any, provided, however, absent manifest error, Lender will not comment on such SEC documents.

             9.4 Cooperation and Further Assurance. After the Closing Date, the Borrower will assist the Lender in an orderly transfer of the Property so that the change of ownership can be accomplished with minimum interference to the efficient operation of the Property. At any time from time to time, the Borrower shall execute any and all documents reasonably requested by the Lender to carry out the intent of this Modification Agreement, including endorsement (without recourse) of any check or other instrument rightfully belonging or to be delivered to the Lender hereunder; provided the same shall be at no material cost to Borrower.

             9.5 Voluntary Agreement. The Borrower acknowledges that the Borrower is represented by legal counsel of the Borrower's choice, is fully aware of the terms contained in this Modification Agreement and has voluntarily and without coercion or duress of any kind entered into this Modification Agreement and the documents executed in connection with this Modification Agreement.

             9.6 Absolute Conveyance. The Borrower agrees that: (a) the conveyance of the Property to the Lender, if and when the same occurs pursuant to the terms of this Modification Agreement, will be an absolute conveyance of all the Borrower's right, title and interest in and to the Property in fact as well as in form subject only to the Loan Documents and other exceptions set forth in the Deed; (b) the Deed, Bill of Sale, Lease Assignment and other conveyance documents are not intended to be a mortgage, trust conveyance, deed of trust or security instrument of any kind; (c) the consideration for such conveyance is exactly as recited in this Modification Agreement; and (d) after the Closing Date, the Borrower will have no further interest (including rights of redemption) or claims in, to or against the Property or to the proceeds or profits that might be derived therefrom, except as expressly set forth in Section 6.4 herein.

             9.7 Indemnification. The Borrower agrees to indemnify and hold the Lender harmless from and against any and all liabilities, claims, demands, losses, damages, costs and expenses (including, without implied limitation, reasonable attorneys, fees and litigation expenses), actions or causes of action, arising out of or relating to any breach of any covenant or agreement or the incorrectness or inaccuracy of any representation and warranty of the Borrower contained in this Modification Agreement or contained in any other document delivered to the Lender by the Borrower. The foregoing indemnity shall terminate on the Closing Date.

                                    ARTICLE X

                   COVENANT NOT TO SUE; CONDITIONS SUBSEQUENT

      10. Covenant Not to Sue. Subject to the provisions set forth in this Modification Agreement, Lender agrees to accept conveyance (or cause its designee to accept the conveyance) of the Property on the Closing Date (if any), and Lender hereby covenants not to sue Borrower for principal or interest or other sums due under the Note, which covenant not to sue will be effective provided Borrower does not become the subject of any bankruptcy proceedings on or before one (1) year from the date the Lender obtains title to the Property, and has not perpetrated any fraud upon Lender. Notwithstanding any implication to the contrary, nothing contained in this Modification Agreement modifies or impairs the non-recourse provisions of the Loan Documents, including without limitation, Section 4 of the Note, Section 64 of the Deed of Trust and Section
13.15 of this Modification Agreement (except as set forth in such Section 13.15). The Release to be delivered by the Lender in accordance with Section 2 of this Modification Agreement will be void ab initio and will be of no force or effect if any one or more of the events described in this paragraph or in Sections 10.1 through 10.3 of this Modification Agreement occurs. On the occurrence of such event, the Lender will have the right to unilaterally reinstate the obligations of the Borrower under the Loan Documents and abrogate the Release by service of written notice to the Borrower. On the exercise of such right by the Lender, the Lender will be entitled to exercise all of the Lender's rights and remedies under the Loan Documents, at law or in equity, subject to the provisions of the Loan Documents. The conditions subsequent are as follows:

             10.1 Litigation. The Borrower or any person claiming by or through the Borrower ever commences, joins in, assists, cooperates in or participates as an adverse party or as an adverse witness (subject to compulsory legal process which requires testimony) in any suit or other proceeding against the Lender or any person named by the Lender in the Release (a "Released Lender Party") relating to the Indebtedness, the Loan Documents, this Modification Agreement, the Property or the conveyance of the Property by the Borrower to the Lender, other than an action commenced by Borrower pursuant to Section 2.2.1(i) herein; or

             10.2 Avoidance. The Deed, Bill of Sale or any other document evidencing a conveyance of any part of the Property to the Lender is ever rendered void or rescinded by operation of law, or by order of any state or federal court of competent jurisdiction by reason of an order arising out of any claim or proceeding initiated or commenced in favor of, against, on behalf of, or in concert with, directly or indirectly, the Borrower or any person claiming by or through the Borrower; or

             10.3 No Release. The release of any Released Lender Party is ever rendered void, rescinded or adjudicated unenforceable by operation of law or by order of any state or federal court of competent jurisdiction, by reason of an order arising out of any claim or proceeding initiated or commenced in favor of, against, on behalf of, or in concert with, directly or indirectly, the Borrower or any person claiming by or through the Borrower.

                                   ARTICLE XI

                                CONSENT TO RELIEF

      11. Consent to Relief. As a material inducement to the Lender to enter into this Modification Agreement, the Borrower hereby covenants and agrees that, in consideration of the recitals, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in the event the Borrower (by its own action, or the action of any of its partners) shall, on or before the date on which the Indebtedness evidenced and secured by the Loan Documents is paid in full, (i) file with any bankruptcy court of competent jurisdiction or be the subject of any petition under Title 11 of the U.S. Code, as amended, (ii) be the subject of any order for relief issued under such Title 11 of the U.S. Code, as amended, (iii) file or be the subject of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or sate act or law relating to bankruptcy, insolvency, or other relief from debtors, (iv) have sought or consented to or acquiesced in the appointment of any trustee, receiver, conservator, or liquidator, (v) be the subject of any order, judgment or decree entered by any court of competent jurisdiction approving a petition filed against such party for any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future federal or state act or law relating to bankruptcy, insolvency, or relief for debtors, the Lender shall thereupon be entitled to relief from any automatic stay imposed by Section 362 of Title 11 of the U.S. Code, as amended, or otherwise (the "Automatic Stay"), on or against the exercise of the rights and remedies otherwise available to the Lender as provided in the Loan Documents, as hereby amended, and as otherwise provided by law. Furthermore, the Borrower has waived and does hereby waive (i) any and all rights to continue the Automatic Stay in effect and
(ii) any and all rights to oppose proceedings filed by the Lender seeking relief from the Automatic Stay.

                                   ARTICLE XII

                                    NO MERGER

      12. No Merger. The parties acknowledge and agree that notwithstanding the Release contemplated by this Modification Agreement, all of the Loan Documents will remain in full force and effect after the transactions contemplated by this Modification Agreement have been consummated. The parties further acknowledge and agree that the interests of the Lender in the Property created by all of the conveyances provided for herein will not merge with the interests of the Lender in the Property created by the Loan Documents. It is the express intention of each of the parties (and all of the conveyances provided for herein will so recite) that such interests of the Lender in the Property will not merge, but be and remain at all times separate and distinct, notwithstanding any union of said interests in the Lender at any time by purchase, termination or otherwise and that the liens held by the Lender against the Property created by certain of the Loan Documents will remain at all times valid and continuous liens against the Property. The Lender has specifically reserved the right to assert all claims held by the Lender against the collateral described in the Loan Documents from time to time after the Closing Date subject, however, to the terms of this Modification Agreement and the Release.

                                  ARTICLE XIII

                                  MISCELLANEOUS

      13.    Miscellaneous. It is further agreed as follows:

             13.1 Time. Time is of the essence of each provision of this Modification Agreement.

             13.2 Notices. Any notice, payment, demand or communication required or permitted to be given by any provision of this Modification Agreement will be in writing, shall be delivered by Federal Express or similar overnight courier, by hand or sent by registered or certified mail and will be deemed to have been given upon receipt or refusal to accept, directed to the following addresses or to such other or additional addresses as any party might designate by written notice to the other party:

To Borrower:
                            c/o Pembroke Companies, Inc.
                            70 East 55th Street
                            New York, New York  10022
                            Attention:  Lawrence J. Cohen
                            Telephone:  (212) 527-9905
                            Telefacsimile:  (212) 350-9911

With a copy to:
                            Proskauer Rose LLP
                            1585 Broadway
                            New York, New York  10036
                            Attention:  Wendy J. Schriber, Esquire
                            Telephone:  (212) 969-3730
                            Telefacsimile:  (212) 969-2900

To Lender:
                            5 Cambridge Center, 9th Floor
                            Cambridge, Massachusetts  02142
                            Attention:  Carolyn Tiffany
                            Telephone:  (617) 234-3000
                            Telefacsimile:  (617) 868-1093

With a copy to:
                            Post & Heymann, LLP
                            100 Jericho Quadrangle, Suite 214
                            Jericho, New York   11753
                            Attention:  William W. Post, Esquire
                            Telephone:  (516) 681-3636
                            Telefacsimile:  (516) 433-2777

             13.3 Brokerage. The parties represent and warrant each to the other that the transactions hereby contemplated are made without liability for any finder's, realtor's, broker's, agent's or other similar commission. The parties mutually agree to indemnify and hold each other harmless from claims for commissions asserted by any party as a result of dealings claimed to give rise to such commissions.

             13.4 Entire Agreement. This Modification Agreement constitutes the entire and final agreement between the parties and there are no agreements, understandings, warranties or representations between the parties except as set forth herein. This Modification Agreement supersedes, in all respects, all other prior written or oral agreements between the parties relating to the subject matter of this Modification Agreement and there are no agreements, understandings, warranties or representations between the Lender and the Borrower except as set forth in this Modification Agreement or the documents to be delivered by the parties on the date hereof.

             13.5    Binding Effect.  This  Modification   Agreement  will inure
      to the benefit of and bind the respective successors and permitted assigns of the parties.

             13.6 Negation of Partnership. The relationship between the Borrower and the Lender is that of debtor and creditor. Nothing contained in this Modification Agreement will be deemed to create a partnership or joint venture between the Borrower and the Lender, or between the Lender and any other party, or to cause the Lender to be liable or responsible in any way for the actions, liabilities, debts or obligations of the Borrower.

             13.7 Severability. If any clause or provision of this Modification Agreement is determined to be illegal, invalid or unenforceable under any present or future law by the final judgment of a court of competent jurisdiction, the remainder of this Modification Agreement will not be affected thereby. It is the intention of the parties that if any such provision is held to be illegal, invalid or unenforceable, there will be added in lieu thereof a provision as similar in terms to such provision as is possible and be legal, valid and enforceable.

             13.8 Headings. Paragraphs or other headings contained in this Modification Agreement are intended for ease in reference and are not intended to affect the meaning or interpretation of this Modification Agreement.

            13.9 Counterpart Execution. This Modification Agreement may be executed in counterparts, each of which will be deemed an original document, but all of which will constitute a single document. This document will not be binding on or constitute evidence of a contract between the parties until such time as a counterpart of this document has been executed by each party and a copy thereof delivered to the other party to this Modification Agreement.

             13.10 Governing Law. This Modification Agreement will be interpreted and construed under the internal laws of the State of New York regardless of the domicile of any party, and will be deemed for such purposes to have been made, executed and performed in New York County, New York. All claims, disputes and other matters in question arising out of or relating to this Modification Agreement or the breach thereof, will be decided by proceedings instituted and litigated in a court of competent jurisdiction sitting in New York County, New York.

             13.11 Jury Trial Waiver. BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS MODIFICATION AGREEMENT AND THE BUSINESS RELATIONSHIP BETWEEN THE PARTIES. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY THE BORROWER AND LENDER AND BORROWER AND LENDER ACKNOWLEDGE THAT NEITHER PARTY NOR ANY PERSON ACTING ON BEHALF OF BORROWER OR LENDER, RESPECTIVELY HAVE MADE ANY REPRESENTATIONS OF FACT TO THE OTHER TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER EACH ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS

      TRANSACTION, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS MODIFICATION AGREEMENT AND THE OTHER RELATED DOCUMENTS AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS MODIFICATION AGREEMENT AND THE OTHER RELATED DOCUMENTS AND THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

             13.12 Enforcement. In the event any party hereto fails to perform any of its obligations under this Modification Agreement or in the event a dispute arises concerning the meaning or interpretation of any provision of this Modification Agreement, the defaulting party or the party not prevailing in such dispute (as determined by a court of competent jurisdiction), as the case may be, shall pay any and all costs and expenses incurred by the other party in enforcing or establishing its rights hereunder, including without limitation, court costs and reasonable attorneys' fees.

             13.13 Survival. All representations and warranties of the Borrower and the Lender contained in this Modification Agreement and in the documents to be delivered by the Borrower on the date hereof will survive the Closing Date, the closing of the transfer of the Property and the other transactions contemplated by this Modification Agreement for a period of one (1) year after the Closing Date.

             13.14 Amendment. Neither this Modification Agreement nor any of the provisions hereof can be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

             13.15 Exculpation. Notwithstanding anything to the contrary contained herein, this Modification Agreement and all other agreements and instruments contemplated hereby (other than the Unconditional Limited Guaranty) are subject to the provisions of the Loan Documents limiting the personal liability of the Borrower or the partners (limited and general) in the Borrower and their legal representatives, heirs, estates, successors or assigns of any such partners and any partner, officer, director, shareholder or employee of any such partner and any other principal of the Borrower, disclosed or undisclosed (the "Exculpated Parties") and providing that no deficiency or other money judgment shall be taken or entered against the Exculpated Parties , all as set forth in the Section 64 of the Deed of Trust, which provisions are made a part hereof as though set forth at length herein to the same extent as if this Modification Agreement and all such other agreements and instruments were one of the "Other Security Documents" referenced therein. In furtherance of the foregoing, Lender hereby acknowledges that it shall have no recourse to any cash generated from the Property allocable to the period prior to March 1, 2001 and, so long as Borrower is in compliance with its obligations under this Modification Agreement, the Expense Distribution (notwithstanding whether such cash proceeds have been distributed to its partners or not). Furthermore, in no event shall Lender have any recourse to the Pembroke Companies, Inc., or its officers, directors or shareholders.

      EXECUTED on the dates hereafter specified, effective as of the date first above written.

                                       BORROWER:

                                       HIGH CASH PARTNERS, L.P.

                                       By:  Pembroke HCP, LLC,
                                            as managing general partner

WITNESS:                                    By:  Pembroke Companies, Inc.,
                                                 managing member

                                                 By:
---------------------------                           ----------------------
                                                      Name:
                                                      Title:


                                       LENDER:

                                       RESOURCES ACCRUED MORTGAGE
WITNESS:                               INVESTORS 2 L.P.,
                                       a Delaware limited partnership

                                       By:  RAM Funding, Inc.,
                                            Its managing general partner

                                            By:
---------------------------                      -------------------------------
                                            Its: ----------------------President

                                    EXHIBIT A

                           Form of Agreement for Deed
                           --------------------------

                               AGREEMENT FOR DEED

      THIS AGREEMENT FOR DEED, made and entered into as of this 21st day of December, 2000, by and among HIGH CASH PARTNERS, L.P. a Delaware limited partnership (the "Borrower"), RESOURCES ACCRUED MORTGAGE INVESTOR 2 L.P., a Delaware limited partnership (the "Lender") and POST & HEYMANN, LLP, a New York limited liability partnership (the "Escrow Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in that certain Modification Agreement (the "Modification Agreement") by and among the Borrower and the Lender dated as of the date hereof.

                           W I T N E S S E T H:       That,
                                                      ----

      WHEREAS, the Borrower owns certain real property, improvements and personal property which is commonly known as Sierra Marketplace and located at South Virginia Street and East Moana Lane, Reno, Nevada (the "Property").

      WHEREAS, the Property is encumbered by a mortgage loan (the "Loan") as evidenced by a Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement among the Borrower, as trustor, First Commercial Title, Inc., as trustee and the Lender, as beneficiary dated February 10, 1989, and recorded on February 13, 1989, in Book 2866, Page 42, as Document No. 1304601, in the
Official Records of Washoe County, Nevada (the "Deed of Trust") and an Assignment of Leases and Rents given by Borrower in favor of the Lender dated February 10, 1989, and recorded on February 13, 1989, in Book 2866, Page 88, as Document No. 1304602, in the Deed Records of Washoe County, Nevada (the "Assignment"). The Deed of Trust and Assignment secure that certain Registered Note dated February 10, 1989 in the original principal amount of $6,500,000 made by the Borrower and given to the Lender (the "Note"). The original principal amount of the Note, together will all accrued and unpaid interest, late charges, default interest, attorneys fees and other costs and expenses due and payable under the Note and Loan Documents is referred to herein as the "Indebtedness". The Note, Deed of Trust, Assignment and other documents evidencing and securing the Indebtedness are hereinafter referred to as the "Loan Documents".

      WHEREAS, the Maturity Date of the Loan is February 28, 2001, and Borrower has requested Lender, and Lender has agreed, to forbear in the exercise of its rights and remedies under the Loan Documents in the event the Loan is not satisfied in full on or prior to the Maturity Date, upon the terms and conditions set forth in the Modification Agreement.

      WHEREAS, the parties hereto desire to enter into a written escrow agreement outlining the actions to be taken in connection with the delivery of the Conveyance Documents into and out of escrow as contemplated by the Modification Agreement.

      NOW, THEREFORE, for and in consideration of the agreements and the mutual covenants set forth herein, and the sum of TEN DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

      1. Acknowledgement of Receipt. Escrow Agent does hereby acknowledge receipt of: (i) the Grant Deed executed by the Borrower, in recordable form, to be dated on the day on which the conveyance shall occur in accordance with the terms and conditions of the Modification Agreement (the "Closing Date"), conveying the Property from the Borrower to the Lender, (ii) the Bill of Sale to be dated as of the Closing Date executed by the Borrower conveying the Personality from the Borrower to the Lender, (ii) the Lease Assignment, to be dated as of the Closing Date executed by Borrower assigning the Leases to the Lender, (iv) an Owner's Affidavit given by Borrower, (v) a FIRPTA Affidavit, and
(vi) a State of Nevada Transfer Tax Declaration to be dated as of the Closing Date (and Lender agrees to pay the taxes and fees, if any, imposed upon or as a result of such conveyance (and Lender hereby agrees to indemnify, defend and hold harmless Borrower from and against any and all claims and demands, losses, damages, costs and expenses, including reasonable attorney fees, arising out of the payment or nonpayment of all such taxes and fees)) (the foregoing hereinafter collectively referred to as the "Conveyance Documents"); and Escrow Agent hereby agrees to hold and distribute the Escrow Documents with a $250.00 fee received from the Lender for the purpose of recording the Escrow Documents (the "Funds") pursuant to the terms hereof.

      2. Conditions and Actions. At such time as a Release Event has occurred and the Lender or Borrower has notified Escrow Agent (and Lender or Borrower as the circumstances may require) of such event in accordance with
Article IV of the Modification Agreement, Escrow Agent shall take the following actions on the Closing Date:

             2.1 (i) fill in the Closing Date in all places required in the Conveyance Documents, (ii) record the executed original of the Grant Deed in the real property records of Washoe County, Nevada and (iii) deliver the original Bill of Sale and Lease Assignment to Lender;

             2.2 disburse the Funds in payment of the recording fees relating to the Grant Deed;

             2.3 deliver photocopies of the other Conveyance Documents to the Lender and photocopies of all Conveyance Documents to Borrower; and

             2.4 Upon receipt of a file marked copy of the recorded Grant Deed, deliver copies of all the Conveyance Documents to the Lender and the Borrower.

      3. Liability. In performing any of its duties hereunder, Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses, except for its gross negligence, willful default or breach of trust, and it shall accordingly not incur any such liability with respect to: (i) any action taken or omitted in good faith upon advice of its legal counsel given with respect to any questions relating to the duties and responsibilities of Escrow Agent under this Agreement, or (ii) any action taken or omitted in reliance upon any instrument, including any written notice or instruction provided for in this Agreement, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by a proper person or persons, and to conform with the provisions of this Agreement.

      4. Discharge of Duties. Notwithstanding the provisions hereof, in the event of a dispute between the Borrower and the Lender sufficient in the sole discretion of Escrow Agent to justify its doing so, Escrow Agent shall then be entitled at any time to tender into the registry or custody of any court of competent jurisdiction the Escrow Documents, together with such legal pleadings as it may deem appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement. Any such legal action may be brought in such court as Escrow Agent shall determine to have jurisdiction thereof. Escrow Agent shall be indemnified, saved and held harmless by the non-prevailing party in any such dispute (as determined by a court of competent jurisdiction) for all of its expenses, costs and reasonable attorneys' fees incurred in connection with said legal action.

      5. Judicial, Non-Judicial or Administrative Action. If Escrow Agent is made a party to any judicial, non-judicial or administrative action, hearing or process based on acts of any of the other parties hereto and not on any malfeasance or negligence of Escrow Agent in performing its duties hereunder and which seeks to recover or direct distribution or release of the Escrow Documents, the expenses, costs and reasonable attorneys' fees incurred by Escrow Agent in responding to such action, hearing or process shall be paid by the non-prevailing party in any such dispute (as determined by a court of competent jurisdiction) and such party or parties hereby indemnify, and shall save and hold Escrow Agent harmless from said expenses, costs and fees so incurred.

      6.     Representations and Warranties of the Borrower.

             6.1. The Borrower hereby acknowledges and agrees that, until such time as the Closing Date shall occur, all liabilities and obligations of the Borrower to the Lender under the Loan Documents, as modified by the Modification Agreement, shall remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein.

             6.2. The Borrower hereby acknowledges and agrees that, effective upon the delivery of the Grant Deed, the conveyance of the Property to the Lender shall be an absolute conveyance of all of the Borrower's right, title and interest in and to the Property and is not now intended to be, nor shall it ever be, construed as being a deed of trust, mortgage, trust conveyance, or other security agreement of any nature whatsoever, and that neither Borrower nor anyone claiming by, through or under the Borrower shall have any further interest (including specifically, but without implied limitation, any rights of redemption) or claims in and to the Property or to the rents, issues or profits and other proceeds that may be derived therefrom, of any kind whatsoever. Upon the delivery of the Grant Deed, the Borrower shall not retain, nor be given, any right to occupy, redeem, encumber or purchase the Property.

             6.3.   Immediately  following  the   delivery  of  the  Grant  Deed
pursuant to the terms of this Agreement, the Borrower will deliver possession of the Property to the Lender.

             6.4. This Agreement and the Conveyance Documents were reviewed by the general partner of the Borrower, who acknowledges and agrees that it: (i) understands fully the terms of this Agreement and the Conveyance Documents and the consequences of the issuance hereof and thereof; (ii) has been afforded an opportunity to have this Agreement and the Conveyance Documents reviewed by its attorneys and to discuss all such documents with such attorneys and other consultants as it may wish; and (iii) has entered into this Agreement and executed and issued the Conveyance Documents of its own free will and accord and without threat or duress.

             6.5. The Borrower shall execute and deliver to the Lender at Lender's expense such other documents and instruments and perform such further acts as reasonably requested by the Lender to effectuate the transactions contemplated hereby provided the same do not result in any material additional liability to Borrower, including without limitation, obtaining necessary consents to an assignment of any permits and licenses relating to the Property.

      7. Notice. Wherever any notice is required or permitted hereunder, such notice shall be in writing and shall be delivered by hand or sent by registered or certified mail, return receipt requested, or national overnight delivery service to the addresses set out below or at such other addresses as are specified by written notice delivered in accordance herewith:

To Borrower:
                                c/o Pembroke Companies, Inc.
                                70 East 55th Street
                                New York, New York  10022
                                Attention:  Lawrence J. Cohen
                                Telephone:  (212) 527-9905
                                Telefacsimile:  (212) 350-9911

With a copy to:
                                Proskauer Rose LLP
                                1585 Broadway
                                New York, New York  10036
                                Attention:  Wendy J. Schriber, Esquire
                                Telephone:  (212) 969-3730
                                Telefacsimile:  (212) 969-2900

To Lender:
                                5 Cambridge Center, 9th Floor
                                Cambridge, Massachusetts  02142
                                Attention:  Carolyn Tiffany
                                Telephone:  (617) 234-3000
                                Telefacsimile:  (617) 868-1093

To Escrow Agent:
                                Post & Heymann, LLP
                                100 Jericho Quadrangle, Suite 214
                                Jericho, New York   11753
                                Attention:  William W. Post, Esquire
                                Telephone:  (516) 681-3636
                                Telefacsimile:  (516) 433-2777

Notice mailed as hereinabove provided shall be deemed received by the party to whom it is addressed upon delivery when delivered by hand or upon receipt when mailed or sent by next day overnight delivery service as set forth above. Refusal to accept delivery or inability to deliver because of changed address shall be deemed receipt. A notice given by an attorney on behalf of either party shall be deemed to be proper notice.

      8. Brokerage Commissions. Each party represents to the other that no broker has been involved in this transaction. It is agreed that if any claims for brokerage commissions or fees are ever made against the Borrower or the Lender in connection with this transaction, all such claims shall be handled and paid by the party whose actions or alleged commitments form the basis of such claim, and the party against whom the claim is made shall indemnify and hold harmless the others from and against any and all such claims or demands, including without limitation, reasonable attorneys' fees, with respect to any brokerage fees or agents' commissions or other compensation asserted by any person, firm or corporation in connection with the Agreement or the transactions contemplated hereby.

      9. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns. Any and all rights granted to any of the parties hereto may be exercised by their agents or personal representatives.

      10.    Time is of  the Essence.  Time is of the essence of this Agreement.

      11. No Merger. There shall be no merger of the estate, interest, title, and lien of the Lender in and to the Property created and arising by this Agreement, or by the delivery by the Borrower of the Grant Deed or any of the other Conveyance Documents into escrow, with any other interests or claims the Lender, or any affiliate or subsidiary of the Lender, has or may have in and to the Property by reason of the fact that the Lender or any such affiliate or subsidiary may own or hold (a) the estate, interest, title and lien created by any other mortgage, deed to secure debt, deed of trust, or other real property security interest, including, without limitation, any interest created by those documents listed in recitals hereinabove, or (b) the fee estate in the Property or any interest in such fee estate; and no merger shall occur unless and until the Lender shall execute a written statement or instrument effecting such merger and shall duly record the same.

      12. Governing Law. This Agreement is governed by and is to be construed under the laws of the State of New York.

      13. Amendments. This Agreement may be amended only by a written instrument executed by all of the parties hereto.

      14. Payment In Full. Upon the Lender's receipt of payment in full of the Loan, the Lender will promptly deliver this Agreement to the Borrower, and instruct Escrow Agent to deliver the Conveyance Documents to the Borrower; provided, however, in the event there is then pending a bankruptcy proceeding filed by or against the Borrower, then the Lender shall deliver this Agreement and instruct the Escrow Agent to deliver the Conveyance Documents to Borrower 95 days after dismissal or conclusion of such bankruptcy case.

      15. Termination. This Agreement shall terminate ( the "Termination Date") upon the earlier to occur of: (i) the completion of the actions of Escrow Agent under Section 2 hereof, or (ii) 12:00 noon, New York time on July 1, 2003, unless there is then pending a bankruptcy proceeding filed by or on behalf of the Borrower in which event this Agreement shall be terminated 95 days after dismissal or conclusion of such bankruptcy case. At such time, if the Conveyance Documents have not been previously delivered to Lender, Escrow Agent shall deliver the Conveyance Documents to the Borrower and deliver the Funds to the Lender. Notwithstanding anything contained in this paragraph to the contrary, this Agreement shall remain in full force and effect if on the Termination Date there is pending any litigation between the parties regarding the subject matter of this Agreement.

      16. Counterparts. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument, and the several signature pages may be collected and annexed to one or more counterparts to form a complete counterpart.

             [The remainder of this page left intentionally blank.]

      IN WITNESS WHEREOF, each of the parties hereto has signed and sealed this Agreement as of the date and year first above written.


                                      BORROWER:

                                      HIGH CASH PARTNERS, L.P.,
                                      a Delaware limited partnership

                                      By:  Pembroke HCP, LLC,
                                           as managing general partner

                                           By:  Pembroke Companies, Inc.,
                                                managing member

                                                By:
                                                     ---------------------------
                                                     Name:
                                                     Title:



                                      LENDER:

                                      RESOURCES ACCRUED MORTGAGE
                                      INVESTORS 2 L.P.,
                                      a Delaware limited partnership

                                      By:  RAM Funding, Inc.,
                                           Its managing general partner

                                           By:
                                                --------------------------------
                                           Its: ---------------------- President




                                      ESCROW AGENT:

                                      POST & HEYMANN, LLP

                                      By:
                                           --------------------------------
                                           A Partner

                                    EXHIBIT B


                          Form of Management Agreement

                              MANAGEMENT AGREEMENT

      AGREEMENT, made as of the 2nd day of January, 2001, by and between HIGH CASH PARTNERS, L.P., a Delaware limited partnership ("Owner"), with offices located at c/o Pembroke Companies, Inc., 70 East 55th Street, 7th Floor, New York, NY 10022, and KESTREL MANAGEMENT LP, a Delaware limited partnership (the "Managing Agent"), with offices located at Five Cambridge Center, 9th Floor, Cambridge, Massachusetts 02142.

                              W I T N E S S E T H:

      WHEREAS, Owner owns the land and buildings known as the Sierra Marketplace located on the southeast corner of South Virginia Street and Mona Lane in the City of Reno, Washoe County, Nevada (collectively referred to herein as the "Project") and

      WHEREAS, the Managing Agent and its managerial personnel and affiliates are experienced in managing and operating first class commercial space; and

      WHEREAS, the Owner desires to retain the Managing Agent to operate and manage the Project on behalf of the Owner, and the Managing Agent desires to be so retained, all in accordance with the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the Owner and the Managing Agent hereby agree as follows:

             1. Retention of the Managing Agent. Pursuant to the terms provided herein and subject to the limitations and conditions herein set forth, the Owner hereby appoints the Managing Agent, and the Managing Agent hereby accepts the appointment, as the managing and operating agent of the Project with authority to manage the day-to-day operations of the Project on behalf of the Owner.

             2. Performance of Services and Payment Therefor. During the term of this Agreement, on behalf of the Owner, the Managing Agent shall perform the services described in this Agreement and pay all expenses required to be paid in connection therewith, all of which shall, if reasonable, and except as otherwise specifically provided herein, be paid from "Gross Proceeds" and be an "Expense" (both as defined in Section 4(b)(xii)); provided, however, that to the extent funds are not available either from Gross Proceeds or the Owner, the Managing Agent shall not be obligated to pay said Expenses.

             3. Term. The rights and obligations of the Managing Agent hereunder shall commence on the date hereof and shall continue unless sooner terminated as hereinafter provided, on March 1, 2003 (the "Expiration Date").

             4.     The Managing Agent's Duties.

             (a) Except as otherwise directed from time to time by the Owner, the Managing Agent (1) shall perform or cause to be performed, all of the Owner's obligations as landlord (sometimes referred to herein as "Landlord") to the tenants ("Tenant" or "Tenants") under the space leases for the Project ("Space Lease") that are capable of being performed by persons other than the Landlord and (2) shall not perform or cause to be performed any act, the performance of which would cause a default under a Space Lease or would permit a Tenant to validly claim a reduction in rent, a termination of its Space Lease or any other remedy under its Space Lease. The obligations of the Managing Agent hereunder shall be limited by the availability of funds with which to perform such obligations, and the Managing Agent shall have no obligation to advance funds or to perform any act or obligation if sufficient funds are not available for such purposes.

             (b) In pursuance, but without limiting the generality of the foregoing, on behalf of the Owner, the Managing Agent shall, except as otherwise directed from time to time by the Owner, perform the following services:

                    (i) Operate the Project in a first-class manner and shall undertake to provide such services as are then customarily provided by operators of similar type projects of comparable class and standing to the Project in the same market area;

                    (ii) Apply sound administrative, accounting, budgeting, operational, sales, advertising, personnel and purchasing policies and practices in such a manner as will maximize the revenues, profitability and value of the Project consistent with the terms and conditions of this Agreement;

                    (iii) Use its reasonable efforts to obtain the compliance of Tenants with regard to their obligations under their Space Leases. The Managing Agent shall not have the right, on behalf of the Owner, to enter into new Space Leases or to cancel, renew, extend or amend any existing or new Space Lease, without, in each case, the prior written approval of the Owner. Unless otherwise specifically directed by the Owner, all Space Leases shall be in accordance with the leasing standards then in effect and be on the approved Owner's standard lease form or Managing Agent's form if approved in writing by the Owner. All such leases and/or lease modifications shall be executed by the Owner;

                    (iv) Diligently review all leases, subleases and assignments of leases for space in the Project by a Tenant occupying space in the Project or a prospective tenant and submit the same to Owner for review, approval and execution;

                    (v) Upon the request of the Owner, provide copies of all Space Leases, subleases and assignments then in effect and/or shall deliver to the Owner, and to any persons designated by the Owner, a schedule of all then existing Space Leases, which schedule shall provide such information concerning such Space Leases and the Tenants as the Owner shall reasonably request;

                    (vi) Supervise and be solely responsible for the hiring, directing, promoting, discharging and the work of (1) all personnel located on-site and performing managerial and supervisory services in or about the Project and (2) all personnel performing on-site operating and service functions in connection with the Project (the personnel described in (1) and (2) above, collectively referred to herein as "Project Employees"). All of the Project Employees shall be employees of the Managing Agent. The Owner reserves the right to approve in its reasonable discretion all Project Employees, if so desired. The total aggregate compensation, including fringe benefits and severance obligations, payable with respect to Project Employees shall constitute an Expense of the Project and shall be paid from Gross
Proceeds. The Managing Agent shall prepare the payroll for all Project Employees, and shall pay all wages, salaries, taxes and benefits to or in respect of all Project Employees, all of which shall constitute an Expense of the Project. Commencing March 1, 2001, the Managing Agent may from time to time assign one or more of its other employees to the Project on a temporary basis to function as a Project Employee of the Project. The reasonable aggregate compensation payable to such Project Employees while assigned to the Project and on Project business shall be an Expense of the Project;

                    (vii) The Managing Agent shall receive, consider, evaluate and keep complete records with respect to, and, except as specifically limited by other provisions of this Agreement, shall handle, compromise or settle, the complaints of all Tenants or users of any of the services or facilities of the Project; provided, however, the Managing Agent is not authorized to, and shall not compromise or settle, or make any payment with respect to, any such complaint without the prior written consent of the Owner if such compromise, settlement or payment: (a) would, prior to March 1, 2001, reduce Gross Proceeds or increase Expenses of the Project, or (b) could, on or after March 1, 2001, not be payable out of Gross Proceeds;

                    (viii) The Managing Agent shall(a) enter into contracts for services furnished to the Project such as electricity, gas, water, telephone, cleaning, elevator and boiler maintenance, heating and air conditioning maintenance and all other necessary utilities and services, (b) enter into leases for personal property necessary for the management and operation of the Project and (c) purchase all utilities, services, material and supplies as are required to be rendered or supplied to the Tenants pursuant to their Space Leases or any common operating agreement; provided, however, that, unless approved in the Plan, any contract or other agreement which exceeds the amount approved in the Plan or if not approved in the Plan and requires the payment of $10,000 or more must have prior written approval of the Owner; provided, further however, that the Managing Agent shall not be required to obtain the Owner's prior approval of, nor its signature on, any such agreement which in the reasonable determination of the Managing Agent results from a condition of an emergency nature. The Managing Agent shall promptly notify the Owner of any said emergency and the agreement which was executed without the Owner's approval.

                    Notwithstanding the foregoing, the Managing Agent may not enter into any such contract or other agreements without the prior approval of the Owner, which conflicts with the limits of liability provision in Section 9(e) hereof;

                    (ix) The Managing Agent shall cause all repairs ("Repairs") to be made regardless of the extent or nature of the Repair, if the Repair is necessary to keep all parts of the Project in good condition to the extent the Repair is not required to be made by the Tenants pursuant to their Space Leases or any common operating agreement. Unless approved by the Owner or otherwise approved in the Plan, the Managing Agent shall not make or permit to be made any Repairs to the Project (except such Repairs as may be required to comply with the "Legal Requirements" (as defined in Section 4(b)(xiv)) or to prevent loss of insurance described in Section 8(a) hereof) in a manner that would, in the Owner's reasonable judgment, impair the value or utility of the Project, or that would permit any Tenant to claim a reduction in rent or other charges, a termination of its Space Lease or claim any other remedy pursuant to its Space Lease. Notwithstanding the foregoing, in the event that the Managing Agent reasonably determines that an emergency condition exists in or about the Project of a nature that requires immediate Repairs to be made to preserve and protect the Project and assure its continued operation, the Managing Agent is authorized to take all reasonable steps to make all expenditures necessary to repair and correct such emergency conditions, whether or not these emergency repairs have been provided for in the Plan. All Repairs shall be expeditiously completed in a good and workmanlike manner in conformance with plans and specifications, if any, therefor and shall be in compliance with all Legal Requirements and shall conform to requirements of all Space Leases, and any mortgage or agreement affecting the Project including the requirements of all insurance policies affecting the Project;

                    (x) Unless approved in the Plan or otherwise approved by the Owner, the Managing Agent shall not perform, or permit to be performed, any Landlord preparation work as required by any Space Lease ("Landlord Preparation Work"), and shall not permit any Tenant improvements permitted or required by any Space Lease ("Tenant Improvements") (except such Tenant Improvements as may be required to comply with the Legal Requirements) to be made, in a manner that would impair the value or utility of the Project or that would permit any Tenant to claim a reduction in rent or other charges, a termination of its Space Lease or claim any other remedy pursuant to its Space Lease;

                    (xi) If the replacement and/or restoration of fixtures, equipment and other ordinary Project capital replacement items or improvements which are not Landlord Preparation Work, Tenant Improvements or Repairs (collectively, "Capital Replacements") becomes necessary or desirable and is approved subject to the conditions contained in this Agreement including, without limitation, the Capital Replacements required to be made in order to comply with any Legal Requirement or the requirements of any Space Lease, and any other agreement or mortgage affecting the Project hereunder, the Managing Agent shall include in the Monthly Statement (as defined in Section 6(b)) for the month in which the Capital Replacement occurs the cost therefor. Unless made as a result of a condition which in the reasonable determination of the Managing Agent is of an emergency nature, prior to March 1, 2001, the Managing Agent shall not make, or cause to be made, any Capital Replacements without first obtaining the written approval of the Owner. Prior to March 1, 2001, the Managing Agent shall promptly notify the Owner of said emergency and the agreement which was executed without the Owner's approval. All Capital Replacements shall be made, or caused to be made, by the Managing Agent expeditiously, in a good and workmanlike manner, in conformance with any plans and specifications, if any, therefor and in compliance with all Legal Requirements and the requirements of the Space Leases, and any mortgage or agreement affecting the Project, including the requirements of any insurance policies affecting the Project;

                    (xii) The Managing Agent shall collect, on behalf of the Owner, all

Gross Proceeds and shall deposit all such Gross Proceeds along with any monies furnished by the Owner as working funds and all other monies received by the Managing Agent relating to the Project in a separate non-commingled interest bearing account maintained at Fleet Bank (the "Bank Account"), held in the name of the Managing Agent as agent for the Project. "Gross Proceeds" shall mean all amounts collected by the Managing Agent from or in connection with the management and operation of the Project or are in any way incidental to the foregoing (other than any security deposits), including, without limitation, base rents, percentage rents, and all additional charges collected and pursuant to the Space Leases, and all other additional amounts collected under the Space Leases, attributable to common area maintenance charges, real estate taxes and other operating expenses and assessments (collectively, "Escalators"), condemnation awards, insurance proceeds and real estate tax refunds and rebates of other operating expenses. All Gross Proceeds collected and any and all items paid by the Managing Agent arising by virtue of the management of the Project shall be deposited to and paid from the Bank Account. The Managing Agent shall use Gross Proceeds to pay all expenses (collectively "Expenses") relating to the management, operation, leasing, maintenance and administration of the Project, including any compensation payable to the Managing Agent pursuant to Section 7 hereof, other than expenses, which pursuant to the terms of this Agreement, are payable by the Managing Agent from its own funds. The excess, if any, of Gross Proceeds over Expenses ("Gross Operating Cash Flow") for any calendar month shall be paid in the manner set forth in Section 6(b) hereof;

                    (xiii) The Managing Agent shall cause to be paid, out of Gross Proceeds, as required for the operation of the Project, on or before the last day on which they may be paid without penalty, all taxes (including real estate taxes or other taxes billed together with real estate taxes), assessments, levies, fees, water, sewer and other utility rents and charges and all other governmental charges, and all fines, penalties and court disbursements, that are imposed or levied upon, or assessed against or measured by, the Project or any portion thereof. If any amount levied or assessed against the Project, or any part thereof, or payable in connection with the operation of the Project, becomes due and payable and may legally be paid in installments, the Managing Agent shall pay such amount in installments.

                    (xiv) The Managing Agent shall comply with, and shall cause the Project to comply with, all laws, codes, ordinances, regulations and other governmental rules now or hereafter in force (collectively, the "Legal
Requirements") that are applicable to the Project or the occupancy, use or condition thereof, including, without limitation, the curing of any violation of any Legal Requirements. If such compliance necessitates the making of any Repairs, then the Managing Agent shall comply with the provisions set forth in
Section 4(b)(viii) and (ix) hereof, and if such compliance necessitates the making of any Capital Replacements, then the Managing Agent shall follow the procedures set forth in Section 4(b)(xi) hereof; provided, however, that, in the case of an emergency or failure to comply promptly with (including to cure any violation of) any Legal Requirement which (a) shall expose the Owner to criminal liability or (b) shall constitute an event of default under any Space Lease and any mortgage or other agreement affecting the Project, the Managing Agent shall cause compliance or the curing of the violation without awaiting the Owner's consent and shall promptly inform the Owner of any action taken or being taken by it in connection with such compliance or cure. Unless otherwise directed by the Owner, the Managing Agent shall, to the extent the Managing Agent deems appropriate, in consultation with the Owner, protest or litigate to final decision in the appropriate court or forum the application of any alleged Legal Requirement or the violation of any Legal Requirement adversely affecting the Project. Prior to March 1, 2001, no settlement shall be entered into in any matter without the Owner's written consent. On or after March 1, 2001, no settlement shall be entered into in any matter without the Owner's written consent if such settlement would result in any cost to Owner, not otherwise payable out of Gross Proceeds.

                    (xv) Use its reasonable efforts to prevent any liens, charges or encumbrances (collectively, "Liens") from being filed against the Project which arise from any maintenance, repairs, alterations, improvements, renewals or replacements in or to the Project. The Managing Agent shall use its best efforts to cause the prompt release of any Liens (other than a lien resulting from any action taken by the Owner, or taken by the Managing Agent at the Owner's written direction);

                    (xvi) Give prompt notice to the Owner of any defaults by any of the Tenants under their Space Leases and shall, unless notified in writing to the contrary by the Owner, institute in its own name or in the name of the Owner, any necessary legal actions or proceedings to collect all charges, rents, other Gross Proceeds and monetary damages from the Tenants or other persons in possession or to cancel or terminate any Space Lease or to dispossess the Tenants or other persons in possession on grounds of nonpayment of any amount due (or on grounds of any other failure to perform) under the applicable Space Lease or otherwise enforce the provisions of the Space Leases. Prior to March 1, 2001, no settlement shall be entered into in any matter without the Owner's written approval. On or after March 1, 2001, no settlement shall be entered into in any matter without the Owner's written approval, if such settlement would result in any cost to Owner, not otherwise payable out of Gross Proceeds;

                    (xvii) Shall advertis and promote the business of the Project (and shall institute and supervise a leasing and marketing program); provided, however, that, prior to March 1, 2001, unless otherwise provided for by the Owner, the Managing Agent shall not, without the Owner's approval, expend, or commit to expend for such activities more than the amount approved in the Plan therefor;

                    (xviii) Subject to compliance with the provisions of the Space Leases and any mortgage or agreement affecting the Project, if it deems such action reasonable, contest in good faith any tax, assessment, levy, attachment, charge, fee, Legal Requirement or lien relating to the Project which it believes to be unjustified; provided, however, that such contest shall not
(a) subject the Project or any part thereof or any proceeds therefrom to the risk of sale or forfeiture, (b) interfere with the use of occupancy of the Project or (c) subject the Owner to the risk of any criminal or civil liability.

                    (xix) To the extent required to be obtained or maintained by the Owner of the Project, obtain and maintain, on behalf of the Owner, all licenses, permits and approvals necessary or desirable for the use, operation, maintenance and management of the Project;

                    (xx) Keep the Owner informed of any significant change in the rules and regulations relating to the use, operation and maintenance of the Project, including any change in any Legal Requirements;

                    (xxi) Collect all security deposits entitled to be received by the Landlord under the Space Leases and shall promptly deposit the same in the Bank Account or such other account as may be required by the Space Leases and shall maintain said accounts pursuant to local law;

                    (xxii) Promptly after receipt thereof, deliver to the Owner a copy of any notice or other communication received by the Managing Agent from any public official or agency, or any Tenant under any of the Space Leases relating to any matter that would constitute (with or without the giving of notice or the passage of time, or both) a default under any Space Lease or any mortgage or other agreement affecting the Project;

                    (xxiii) Within forty-five (45) days following the Commencement Date of this Agreement and annually thereafter, prepare, a Leasing and Operating Plan (the "Plan") for the Project covering the period from the Commencement Date through the Expiration Date of the first fiscal year and each fiscal year thereafter, which Plan shall be prepared in a manner which will enable the Project to be operated by the Managing Agent as a first-class commercial property, with such expenditure to be payable out of anticipated Gross Proceeds. Such Plan through March 1, 2001, will be in effect only upon Owner's written approval; and

                    (xxiv) Use good faith efforts to comply with the terms and provisions of the loan documents to which Owner is the borrower, and Resources Accrued Mortgage Investors, 2 L.P. is the lender (the "Loan Documents") (except to the extent such provisions of the Loan Documents are not susceptible to performance by a person other than Owner itself).

      5. Condemnation and Casualty. In the event all or any portion of the Project (i) is damaged as a result of fire or other casualty (a "Casualty") or (ii) taken or condemned in any eminent domain, condemnation, compulsory acquisition or like proceeding by any competent authority for any public or quasi-public use or purpose (a "Condemnation"), the Managing Agent shall give the Owner prompt written notice thereof. The Owner, or the Managing Agent shall not have any obligation to restore, repair, rebuild, alter, replace, or modify the Project or any part thereof affected by a Casualty or Condemnation.

      6.    Fiscal Matters.
            --------------

             (a) The Managing Agent shall provide for appropriate accounting and cost control systems and personnel to be maintained at the Managing Agent's general offices to allow Managing Agent to maintain the books of account of the Project and to prepare and transmit the statements and reports required pursuant to this Section and the other reports, etc., as reasonably requested by Owner. In addition, the Managing Agent shall cause, if required by law, such personnel to prepare and file all necessary reports with respect to withholding taxes, social security taxes, unemployment insurance, disability insurance, the Fair Labor Standards Acts and all other applicable laws and regulations and all other statements and reports pertaining to labor employed on the Managing Agent's payroll in or about the Project. The Managing Agent shall also cause such personnel to prepare and file all necessary reports and returns with respect to sales taxes, use taxes, personal property taxes and all other taxes relating to the Project. The Managing Agent shall establish and supervise all bookkeeping and clerical services in connection with the operation of the Project. The Managing Agent shall be solely responsible and liable for, and shall bear and timely pay, all costs and expenses incurred in connection with this Section 6(a), and commencing on and after March 1, 2001 shall be reimbursed, from Gross Proceeds for such reasonable costs and expenses. The Owner, and its independent accounting firm shall have the right and privilege of examining said books and records at any reasonable time, the cost of which shall be paid by Owner. All books and records relating to the Project shall be retained for a period of at least four (4) years following the fiscal year to which they pertain or for such longer period of time as is consistent with industry standards.

             (b) On or prior to the 20th day of each calendar month during the term hereof, the Managing Agent shall render to the Owner, a statement (the "Monthly Statement") reporting the income and expenses for the immediately preceding calendar month including a comparison to the Plan. Together with the Monthly Statement, the Managing Agent shall include such other reasonable information requested by the Owner and shall simultaneously wire transfer to the Owner or its designee the if Gross Operating Cash Flow for the immediately preceding month .

             (c) The Managing Agent shall, promptly following the Owner's request therefor, render to the Owner, and to such persons as may be reasonably designated by the Owner, any other statements or reports, and provide access to such additional information, reasonably requested by the Owner in order for Owner to comply with its Securities and Exchange Commission and tax reporting requirements.

             (d) At the Owner's request, an audit or review of the Project books and records shall be performed by a firm of independent certified public accountants selected by the Owner. Any costs and expenses incurred in connection therewith shall be paid by Owner; provided, however, that, if such audit or review reveals that the Managing Agent has misappropriated any funds, then the Managing Agent shall be responsible and liable for, and shall bear and timely pay, all costs and expenses in connection with such audit or review and shall not be paid or reimbursed by the Owner or from Gross Proceeds for such costs and expenses.

            7. Management Fee. In full consideration for the services of the Managing Agent hereunder the Managing Agent shall be entitled to receive the Management Fee. The Management Fee for each calendar month during the term hereof shall be separately computed, invoiced and paid to the Managing Agent from the Bank Account prior to the end of such calendar month in an amount equal to 3.0% of the collected Gross Proceeds less any amounts included in Gross Proceeds which represent condemnation awards, insurance proceeds, real estate tax refunds and rebates of other operating expenses or sales or rent taxes collected on behalf of taxing authorities.

      8.     Insurance.

             (a) After March 1, 2001, Managing Agent shall be responsible for procuring to the extent reasonably available, all insurance policies required to be procured with respect to the Project under the Space Leases or any other agreement or mortgage affecting the Project or which are provided for in the Plan, said premiums to be considered an expense of the Project. All liability insurance policies maintained with respect to the Project shall include the Managing Agent as an additional named insured and certificates of insurance evidencing such coverage shall be provided to Owner and its mortgage lender by Managing Agent.

             (b) The Managing Agent shall obtain and maintain throughout the term of this Agreement, a fidelity bond in an amount of $1,000,000 for the full protection of the interests of the Owner, the Owner and the Managing Agent.

             (c) The Owner shall give to the Managing Agent, and the Managing Agent shall give to the Owner, appropriate notice of any claims made against the Project, the Owner or the Managing Agent, and the Managing Agent shall cooperate fully with the Owner and with any insurance carrier to the end that all such claims will be promptly investigated and defended.

      9.     Indemnity and Related Matters.
             -----------------------------

             (a) The Owner agrees to indemnify and hold the Managing Agent free and harmless from any liability, including any costs and expenses incident thereto, for injury to persons or damage to property by reason of any cause whatsoever, in or about the Project, as a result of the performance of this Agreement by the Managing Agent, its agents, employees or independent contractors, irrespective of whether negligence on the part of the Managing Agent, its agents, employees or independent contractors is alleged.

             (b) Except as otherwise provided in this Agreement, the Owner agrees to reimburse the Managing Agent for any money which the Managing Agent is required to pay out for any reason whatsoever whether the payment is for, or the result of (i) costs, charges or debts incurred or assumed by the Managing Agent in connection with the operation of the Project, or (ii) judgments, settlements or expenses in defense of any claim, civil or criminal action, proceeding, charge or prosecution made, instituted or maintained against the Managing Agent or employees, agents or connection with the Project.

             (c) Notwithstanding the foregoing or anything else contained herein to the contrary, the Owner shall not reimburse the Managing Agent or be liable to indemnify and hold the Managing Agent harmless from any liability or cost described in Section 9(a) and (b) and not covered by insurance, which results from, (i) the willful misconduct, gross negligence or criminal conduct of the Managing Agent or employees, agents, or independent contractors of the Managing Agent, (ii) any breach of this Agreement by Managing Agent, or (iii) any act of agent which is outside the scope of Managing Agent's authority under this Agreement, and the Managing Agent shall indemnify the Owner and Owner (and each partner therein, any legal representative, heir, estate, successor or assign of any such partner or any officer, director, shareholder or partner in any such partner and any other principal of the Owner or the Owner whether disclosed or undisclosed) against such liabilities and costs, including reasonable legal fees and any other costs and expenses incident thereto.

             (d) The Owner agrees to defend promptly and diligently, at the Owner's expense, any claim, action or proceeding brought against the Managing Agent and the Owner, jointly or severally, arising out of or connected with any of the matters referred to in Section 9(a) and (b), unless covered by Section 9(c) and to hold harmless and fully indemnify the Managing Agent from any judgment, liability, loss or settlement on account thereof.

             (e) Notwithstanding anything to the contrary contained in this Agreement, neither the Owner, nor any partner in the Owner, nor any legal representative, heir, estate, successor or assign of any such partner or any officer, director, shareholder or partner in any such partner nor any other principal in Owner whether disclosed or undisclosed, shall have any personal liability with respect to the performance by the Owner of any of its obligations under this Agreement. If any breach shall occur by the Owner hereunder, the Managing Agent shall proceed solely against the Project and shall not seek or claim recourse against the Owner or any other person or party hereinabove named or referred to in this Section 9(e) as being exculpated from personal liability (including, without limitation, any claim to the Expense Distribution, as such term is defined in the Loan Documents).

      10. Default and Termination. It shall be an event of default ("Event of Default") or a cause for termination hereunder if any one or more of the following events shall occur:

             (a) If either party (the "Defaulting Party") shall breach or fail to perform any term, covenant or condition contained in this Agreement;

             (b) If any Party shall voluntarily or involuntarily be dissolved; apply for or consent to the appointment of a receiver, trustee or liquidator of all or a substantial part of its assets; file a voluntary petition in bankruptcy or otherwise voluntarily avail itself of any federal or state laws for the relief of debtors; admit in writing its inability to pay its debts as they become due; make a general assignment for the benefit of creditors; file a petition or an answer seeking reorganization or arrangement with creditors or to take advantage of any insolvency law or file an answer admitting the material allegations of any petition filed against it in any bankruptcy, reorganization or insolvency proceeding; if an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of any one or more creditors of such Defaulting Party, adjudicating it bankrupt or insolvent or approving a petition seeking reorganization or appointing a receiver, trustee or liquidator of all or a substantial part of its assets, and such order, judgment or decree shall become final; or if within 60 days after the commencement of any proceeding against the Defaulting Party seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the present or any future applicable federal, state or other bankruptcy or insolvency statute or law, such proceeding shall not have been dismissed;

             (c) If Managing Agent shall assign or transfer by operation of law or otherwise all of its rights under this Agreement without first obtaining Owner's written approval;

             (d)    If  Managing   Agent  shall  act  outside   the   authoritie
established hereunder;

             (e) Upon the occurrence of an Event of Default, the non-defaulting party ("Non-Defaulting Party") shall have the right to terminate this Agreement (i) if the Event of Default is non-monetary in nature and the Defaulting Party fails to remedy any such Event of Default within twenty (20) days after its receipt of notice of default; provided, however, that if such Event of Default cannot reasonably be remedied within said period, then such additional period as may reasonably be required to remedy the same will be granted to the Defaulting Party, if the Defaulting Party shall promptly commence and use its reasonable efforts to remedy the default upon receipt of the Non-Defaulting Party's notice and shall continue therewith with due diligence, or (ii) if the Event of Default is monetary in nature and the Defaulting Party does not cure such Event of Default within five (5) business days after its receipt of notice of such default. Notwithstanding the foregoing, in the event of the failure by Managing Agent to remit to Owner the financial information within the control of Managing Agent reasonably necessary for Owner to file its Form 10-K or 10-KSB, and Form 10-Q with the Securities and Exchange Commission on a timely basis after five (5) business days prior written notice to Managing Agent detailing with specificity the information required and affording Managing Agent the opportunity to provide such information within such five (5) business day period, Owner shall have the right to terminate this Agreement immediately thereafter;

             (f) Notwithstanding any provision contained herein to the contrary, if after a Condemnation or Casualty, the Owner elects not to undertake a restoration of the Project, the Owner shall have the right to terminate this Agreement without penalty upon thirty (30) days prior notice to the Managing Agent; provided, however, if the Owner so elects to terminate this Agreement, the Managing Agent, if requested by the Owner, shall assist the Owner in completing and filing any claim forms required to be completed and filed, and in complying with any other procedures required to be complied with, in order to enable the Owner to receive any Condemnation award or insurance proceeds the
Owner is entitled to receive in connection with any such Casualty or Condemnation, and the Owner shall pay the Managing Agent a reasonable fee, to be agreed upon between the Owner and the Managing Agent, for so assisting the Owner;

             (g) No termination of this Agreement, by operation of law or otherwise, shall relieve the parties hereto of their obligations hereunder accruing prior to the date of the termination of this Agreement, including, without limitation, any obligations to indemnify any person pursuant to Section 9 hereof;

             (h) Upon any termination of this Agreement, whether pursuant to Section 10, by operation of law or otherwise, the Managing Agent shall forthwith (i) surrender and deliver to the Owner, or its designee, all Gross Proceeds of the Project and other monies of the Project on and in any Bank Account, including any amounts in the Bank Account, (ii) deliver to the Owner, or its designee, as received any monies which would be Gross Proceeds under this Agreement but received after such termination, (iii) deliver to the Owner, or its designee, all materials and supplies, keys, contracts and documents, and such other accounting papers and records pertaining to this Agreement as the Owner, or its designee, shall request, including all books and records maintained for the Project, and (iv) confirm the assignment to the Owner, or its designee, of any and all rights the Managing Agent may have in and to any existing contracts, licenses and permits relating to the operation and maintenance of the Project, as the Owner, or its designee, shall require. The Managing Agent hereby grants a power of attorney (coupled with an interest) to the Owner, or its designee, to endorse any checks received in connection with the Project, and hereby assigns to the Owner, or its designee, effective upon the date of such termination, any and all existing contracts, licenses and permits relating to the operation and management of the Project;

             (i) The terms of this Article shall not be deemed to impair the right of any party to exercise any right or remedy, whether for damages, injunction, specific performance or otherwise, upon any breach or termination hereof;

             (j) Within fifteen (15) days of any termination of this Agreement, the Managing Agent shall render to Owner, or its designee, , a full accounting to the date of termination, of all monies received by the Managing Agent in connection herewith;

             (k) This Agreement shall terminate upon thirty (30) days written notice to Managing Agent upon a sale of the Project.

      11. Notices. All notices, consents, approvals or other communications provided for in this Agreement to be given by the Managing Agent to the Owner shall be in writing and shall be personally served or sent by recognized overnight courier (e.g. FedEx):

             TO THE OWNER:

             c/o Pembroke Companies, Inc.
             70 East 55th Street, 7th Floor
             New York, NY 10022
             Attention: Lawrence J. Cohen

      All notices, consents, approvals or other communications provided for in this Agreement to be given by the Owner to the Managing Agent shall be in writing and shall be personally served or sent by recognized overnight courier (e.g. FedEx):

             TO THE MANAGING AGENT:

             c/o Five Cambridge Center, 9th Floor
             Cambridge, Massachusetts 02142
             Attention:  Mark Smith

      12.    Relationship and Further Actions.
             --------------------------------

            (a) The Managing Agent and the Owner intend that this Agreement establish no relationship between them other than that of Managing Agent and Owner, respectively. The Managing Agent and the Owner shall not be construed as joint ventures or partners of each other and neither shall have the power to bind or obligate the other except as set forth in this Agreement.

            (b)    The  parties    hereto   agree  to   execute  all  contracts,
agreements and documents and to take all actions necessary to comply with the provisions of this Agreement and the intent hereof.

      13. Applicable Law. The interpretation, validity and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of laws or principles thereof. If any of the terms and provisions hereof shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall in no event affect any of the other terms or provisions hereof, all such other terms and provisions to be valid and enforceable to the fullest extent permitted by law.

      14.    Successors and Assigns.

             (a)    The  Managing  Agent  shall  not  assign  or   in any manner
sell or transfer any of its rights and interests in their entirety as Managing Agent hereunder without the prior written approval of the Owner.

             (b) The terms, provisions, covenants, undertakings, agreements, obligations and conditions of this Agreement shall be binding upon and shall inure to the benefit of the successors and the permitted assigns of the parties hereto.

      15.    Hazards.   Owner  agrees   to  provide   Managing  Agent  with  any
information Owner may have regarding Hazards in the Property. Hazards shall include, but are not limited to, asbestos, PCB transformers, other toxic or hazardous substances, underground storage tanks, and health and safety hazards. Managing Agent shall notify Owner if Managing Agent becomes aware of any Hazards in, on or about the Property. Owner understands that Managing Agent is not a licensed or qualified expert on Hazards. Therefore, Managing Agent shall not be responsible for discovering Hazards, in, on or about the Property, causing the Property to comply with laws regarding Hazards, or supervising technical work on Hazards. Owner understands that the laws regarding the disclosure of Hazards to tenants, buyers and other persons may be ambiguous and subject to conflicting interpretations. Therefore, if Hazards are discovered in, on or about the Property and Managing Agent in good faith disagrees with Owner's instructions regarding such disclosures, then Managing Agent may terminate this Agreement upon sixty (60) days written notice to Owner.

      16.    General Provisions.
             ------------------

             (a) The Owner represents that it has full power and authority to execute this Agreement and to be bound by and perform the terms hereof. The Managing Agent represents it has full power and authority to execute this Agreement and be bound by and perform the terms hereof. On request, each party shall furnish the other evidence of such authority.

             (b) Any change to or modification of this Agreement or any waiver of any provision hereof must be in writing signed by both parties hereto. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original. The captions for each Section are intended for convenience only.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement effective the day and year first above written.


                               Owner:

                               HIGH CASH PARTNERS, L.P.

                                   By:  Pembroke HCP, LLC, General Partner

                                        By:  Pembroke Companies, Inc., Member

                                             By:
                                                  ------------------------------
                                                  Lawrence J. Cohen, President


                               Managing Agent:

                               KESTREL MANAGEMENT LP

                               By:  Kestrel Management Corporation,
                                    Its general partner


                                    By:  ------------------------------
                                         Name:
                                         Title:

                                    EXHIBIT C


                         Form of Unconditional Guaranty

                         UNCONDITIONAL LIMITED GUARANTY

      WHEREAS, HIGH CASH PARTNERS, L.P., a Delaware limited partnership (the "Borrower") owns certain real property, improvements and personal property which is commonly known as Sierra Marketplace and located at South Virginia Street and East Moana Lane, Reno, Nevada (the "Premises");

      WHERAS, the Premises is encumbered by a mortgage loan (the "Loan") as evidenced by a Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement among the Borrower, as trustor, First Commercial Title, Inc., as trustee and RESOURCES ACCRUED MORTGAGE INVESTORS 2 L.P., a Delaware limited partnership (the "Lender"), as beneficiary dated February 10, 1989, and recorded on February 13, 1989, in Book 2866, Page 42, as Document No.1304601, in the
Official  Records  of  Washoe  County,  Nevada  (the  "Deed  of  Trust")  and an
Assignment of Leases and Rents given by the Borrower in favor of the Lender dated February 10, 1989, and recorded on February 13, 1989, in Book 2866, Page 88, as Document No. 1304602, in the Official Records of Washoe County, Nevada (the "Assignment"). The Deed of Trust and Assignment secure that certain Registered Note dated February 10, 1989 in the original principal amount of $6,500,000 made by the Borrower and given to the Lender (the "Note"). The original principal amount of the Note, together will all accrued and unpaid interest, late charges, default interest, attorneys fees and other costs and expenses due and payable under the Note and Loan Documents is referred to herein as the "Indebtedness". The Note, Deed of Trust, Assignment and other documents evidencing and securing the Indebtedness are hereinafter referred to as the "Loan Documents";

      WHEREAS, the Maturity Date of the Loan is February 28, 2001, and Borrower has requested Lender, and Lender has agreed, to forbear in the exercise of its rights and remedies under the Loan Documents in the event the Loan is not satisfied in full on or prior to the Maturity Date, upon the terms and conditions of that certain Modification Agreement of even date hereof between Borrower and Lender (the "Modification Agreement");

      WHEREAS, as a condition to, and in consideration of the Lender entering into the Modification Agreement with the Borrower, the Lender has required that the undersigned (hereinafter called "Guarantor") guaranty the payment of the "Guarantied Indebtedness" (as defined below); and

      WHEREAS, Guarantor is a principal of the managing member of the managing general partner of the Borrower, and believes it is in the best interest of the Borrower to enter into the Modification Agreement and will derive substantial benefit in the event the Modification Agreement is entered into between the Borrower and the Lender;

      NOW, THEREFORE, in consideration of $10.00 and other good and valuable considerations, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees as follows:

      1. THE GUARANTY. The guaranty of Guarantor hereunder is as follows:

             1.1. Guaranty of Payment. Subject to Paragraph 1.2 below, Guarantor unconditionally guaranties only the due and punctual payment to the Lender of the entire principal amount of the Note, together with all interest thereon and all other fees and expenses due and payable under the Loan Documents (such amount, as so limited, is herein called the "Guarantied Indebtedness"), in the event, and only in the event, either a "Bankruptcy Case" or "Common Law Civil Action" (as hereinafter defined) has been filed or instituted.

             1.2    Conditions and Termination.

             1.2.1 Provided that at the time of the occurrence of the first to occur of: (a) the conveyance of the Premises by grant deed and the conveyance of all rents, leases, and profits and all other portions of the Premises by assignments, bills of sale, and other appropriate instruments, all given by the Borrower to the Lender or its designee in accordance with the Modification Agreement, or (b) at the election of the Lender, the conveyance of the Premises through foreclosure of the Deed of Trust (collectively, the "Conveyance Events"), no "Bankruptcy Case" (as hereinafter defined) or "Common Law Civil Action" (as hereinafter defined) has been filed or instituted, then the liability of Guarantor under this Guaranty shall cease and terminate without need for any further act or agreement of the Lender, and at such time the Lender shall execute and deliver such documents and writings as Guarantor may reasonably request to confirm and evidence such termination.

             1.2.2 For the avoidance of doubt, it is the intention of the parties that, notwithstanding any other provisions of this Guaranty to the contrary, the liability of Guarantor under this Guaranty shall cease and terminate without need for any further act or agreement of the Lender upon the occurrence of any of the following events, and at such time the Lender shall execute and deliver such documents and writings as Guarantor may reasonably request to confirm and evidence such termination:

             (a) Guarantor, within thirty (30) days after demand therefor from the Lender, causes the Borrower to convey the Premises to the Lender or its designee (including by not objecting to the delivery of the deed and other conveyance documents out of escrow) without the Lender having been hindered, impeded or delayed by a Bankruptcy Case or a Common Law Civil Action;

             (b) The Lender sells the Premises at a foreclosure sale pursuant to the Deed of Trust without having been hindered, impeded or delayed by a Bankruptcy Case or a Common Law Civil Action;

             (c) A condemnation of all or substantially all of the Premises occurs and the proceeds thereof are disbursed in accordance with the Loan Documents;

             (d)    All or   substantially  all of the  Premises  are  destroyed
by casualty and the insurance proceeds payable with respect thereto are disbursed in accordance with the Loan Documents; or

             (e)    A   sale,  conveyance   or  other   disposition  of  all  or
substantially all of the Premises and the payment and disbursement of the proceeds of such disposition in accordance with the Loan Documents.

             1.2.3 Unless there is pending either a Bankruptcy Case or a Common Law Civil Action, if by April 1, 2003 the Lender has not acquired title to the Premises as contemplated by the Modification Agreement, then Guarantor may cause the Borrower to convey the Premises and other collateral to the Lender as provided in Paragraph 1.2.1 above, and thereupon the liability of Guarantor under this Guaranty shall cease and terminate without need for any act or agreement of the Lender, and at such time the Lender shall execute and deliver such documents and writings as Guarantor may reasonably request to confirm and evidence such termination.

             1.2.4. As used in this Guaranty, the term "Bankruptcy Case" shall mean a reorganization, liquidation or other similar bankruptcy proceeding under Title 11 of the United States Code or under any other federal or state debtor relief laws or the re-opening of any bankruptcy proceeding, in any case instituted by the Borrower or on behalf of the Borrower by Guarantor or his affiliates or instituted against the Borrower at the instance of Guarantor or his affiliates, excluding, however: (a) any proceeding instituted by the limited partners of the Borrower in their own name or derivatively on behalf of the Borrower and not otherwise instituted at the instance of Guarantor or his affiliates, and (b) any proceeding instituted by the general partner of Borrower as a result of or in response to a proceeding instituted by the limited partners of the Borrower seeking to compel the general partner of the Borrower to commence a Bankruptcy Case and not otherwise instituted at the instance of Guarantor or his affiliates.

             1.2.5. As used in this Guaranty, the term "Common Law Civil Action" means any suit or other proceeding instituted or filed by the Borrower or on behalf of the Borrower by Guarantor or his affiliates or instituted by any third party at the instance of Guarantor to hinder, impede or delay the exercise by the Lender against the Borrower or any of them or the Premises of any rights or remedies available to the Lender at law, in equity, by agreement or otherwise, excluding, however: (a) any proceeding instituted by the limited partners of the Borrower in their own name or derivatively on behalf of the Borrower not otherwise instituted at the instance of Guarantor or his affiliates, and (b) any proceeding instituted by the general partner of Borrower as a result of or in response to a proceeding instituted by the limited partners of the Borrower seeking to compel the general partner of the Borrower to commence a Common Law Civil Action Case and not otherwise instituted at the instance of Guarantor or his affiliates.

             1.2.6. As used in this Guaranty in the context of a Bankruptcy Case or a Common Law Civil Action, the term "Guarantor" shall include, in addition to Guarantor, any owners of all or any portion of or interest in the Premises which are controlled by Guarantor, or any general partner in the Borrower or in which Guarantor is the managing general partner.

             1.2.7. As used in this Section 18, the term "Premises" shall mean and refer to the Premises as defined in the Loan Documents, as the same may have been reduced or altered as a result of condemnation proceedings or any sale or other disposition of a part thereof to which the Lender shall have consented.

             1.3. Guaranty of Payment; Not Collection. Guarantor hereby agrees that this Guaranty is a guaranty of payment and not of collection, and that his obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of and unaffected by:

             (a) the lack of genuineness, validity, regularity, enforceability or any future amendment of or change in Note or any of the Loan Documents or any agreement or instrument to which the Borrower and/or Guarantor are or may be a party (including without limitation this Guaranty);

             (b) the absence of any action to enforce the Note or any of the Loan Documents or the waiver or consent by the Lender with respect to any provisions thereof;

             (c) the existence, value of condition of any security for the Guarantied Indebtedness or any action or the absence of any action by the Lender with respect thereof (including without limitation the release thereof); or

             (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being agreed by Guarantor that his obligations under this Guaranty shall not be discharged except by payment as provided herein. Guarantor shall be regarded as, and shall be in the same position as, a principal debtor with respect to the Guarantied Indebtedness.

             1.4. Waivers. Guarantor hereby waives and agrees not to assert or take advantage of any defense based upon failure of the Lender to commence an action against the Borrower. In addition, Guarantor expressly waives all rights he may have now or in the future under any statute, or at common law, or at law or in equity, or otherwise, to compel the Lender to proceed in respect of the Guarantied Indebtedness against the Borrower, or any other party or against any security for the payment of the Guarantied Indebtedness before proceeding against, or as a condition to proceeding against Guarantor. Guarantor agrees that any notice or directive given at any time to the Lender which is inconsistent with the waivers in the immediately preceding sentences shall be void and may be ignored by the Lender, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Lender has specifically agreed otherwise in writing, signed by a duly authorized officer. It is agreed between Guarantor and the Lender that the foregoing waivers are of the essence of the Loan and that, but for this Guaranty and such waivers, the Lender would decline to enter into the Modification Agreement and consummate the actions contemplated thereby.

             1.5. Payment by Guarantor. Guarantor shall, within ten (10) business days after demand in writing therefor shall have been made by the Lender to Guarantor, pay to the Lender the amount of any and all outstanding and unpaid Guarantied Indebtedness due and owing the Lender pursuant to the terms of this Guaranty. Payment by Guarantor shall be made to the Lender at the address indicated below for the giving of notice to the Lender or at any other address that may be specified in writing from time to time by the Lender.

             1.6. Enforcement of Guaranty. The Lender may proceed to exercise any right or remedy which it may have against any property, real or personal, as a result of any lien or security interest it may have to secure all or any portion of the Guarantied Indebtedness, including but not limited to the real and personal property covered by the Loan Documents, it being agreed that in no event shall the Lender have any obligation to (but may at its option) proceed against the Borrower or any other person or entity or any such real or personal property before seeking satisfaction from Guarantor under this Guaranty.

             1.7. Additional Waivers. In addition to the waivers contained in paragraph 1.4 above, Guarantor waives, and agrees that he will not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshalling-of-assets or redemption laws, or right of homestead or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by Guarantor of his obligations under, or the enforcement by the Lender of this Guaranty. Guarantor hereby waives diligence, presentment and demand (whether for non-payment or protest or of acceptance, maturity, extension of time, change in nature or form of the Guarantied Indebtedness, acceptance of further security, release of security, composition or agreement arrived at as to the amount of or the terms of the Guarantied Indebtedness, notice of adverse change in the Borrower's financial condition and any other fact which might materially increase the risk to Guarantor), with respect to any of the Guarantied Indebtedness, and all other demands whatsoever, and waive the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty, except to the extent that this Guaranty may otherwise specify the giving of notice. Guarantor represents and warrants and agrees that, as of the date of this Guaranty, his obligations under this Guaranty are not subject to any counterclaims, offsets or defenses against the Lender of any kind. Guarantor further agrees that his obligations under this Guaranty shall not be subject to any counterclaims, offsets or defense against the Lender or against the Borrower of any kind which may arise in the future, other than the defense that Guarantor has satisfied his obligations hereunder in full.

             1.8. Benefit of Guaranty. The provisions of this Guaranty are for the benefit of the Lender and nothing herein contained shall impair as between the Borrower and the Lender the obligations of the Borrower under the Note and the other Loan Documents, or under any other agreements, documents, instruments or certificates which may be delivered under or pursuant to any of the Loan Documents or in connection with the Loan.

             1.9. Modification of Loan, Etc. At any time and from time to time, without the consent of or notice to Guarantor, without incurring any liability to Guarantor and without impairing or releasing the obligations of Guarantor under this Guaranty, the Lender may:

             (a) Change or extend the manner, place or terms of payment of or renew or alter all or any portion of the Loan, other than the manner, place and terms of payment of the Guarantied Indebtedness;

             (b) Take any action under or in respect of the Note or any of the other Loan Documents in the exercise of any remedy, power or privilege contained therein or available to the Lender at law, equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

             (c) Amend or modify in any respect the Note, the Modification Agreement or the other Loan Documents, but the Lender may not amend or modify the manner, place and terms of payment of the Guarantied Indebtedness;

             (d) Extend or waive the time for the Borrower's or any other person's or party's performance of or compliance with, any term, covenant or agreement on its part to be performed or observed under the Note, the Modification Agreement or other Loan Documents, or waive such performance or compliance or consent to a failure of or departure from such performance or compliance, but the Lender may not extend or waive the manner, place and terms of payment of the Guarantied Indebtedness;

             (e) Sell, exchange, release, dispose of or otherwise deal with any property pledged, mortgaged or conveyed, or in which the Lender has been granted a lien or security interest, to secure any indebtedness of the Borrower to the Lender;

             (f) Release any guarantor, surety or anyone else who may be liable in any manner for the payment and collection of any amounts owed by the Borrower to the Lender while continuing to hold liable any other guarantor not specifically released in writing; and

             (g) Apply any sums by whomever paid or however realized to any amounts owing by the Borrower to the Lender in such manner as the Lender shall determine in its sole discretion.

             1.10. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against the Borrower under the Bankruptcy Reform Act of 1978, as at any time amended (or under any substitute or successor legislation relating to the same general subject matter), for liquidation or reorganization, should the Borrower become insolvent or make an assignment for the benefit of creditors or a receiver or trustee be appointed for all or any significant part of the Borrower's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Guarantied Indebtedness, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by the Lender whether as a "preferential transfer", "voidable preference", fraudulent conveyance, or otherwise, all as though such reduction, repayment or restoration by the Lender had not been made.

             1.11. Subrogation. So long as any Indebtedness to Lender remains unpaid, Guarantor hereby waives, to the fullest extent possible, as against the Borrower and its assets any and all rights, whether at law, in equity, by agreement or otherwise, to subrogation, indemnity, reimbursement, contribution, or any other similar claim, cause of action or remedy that otherwise would arise out of Guarantor's performance of his obligations to the Lender under this Guaranty. The preceding waiver is intended by Guarantor and the Lender to be for the benefit of the Borrower, and the waiver shall be enforceable by the Borrower or any of its successors or assigns as an absolute defense to any action by Guarantor against the Borrower or its assets which arises out of Guarantor having made any payment to the Lender with respect to any of the liabilities guarantied hereunder.

      2. REPRESENTATIONS AND WARRANTIES. Full reliance by the Lender upon the following representations and warranties is acknowledged:

             2.1.   Representations   and  Warranties  of  Guarantor.  Guarantor
represents and warrants to the Lender as follows:

             (a) To the best of Guarantor's knowledge, the Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and is duly qualified to do business and in good standing as a foreign limited partnership in the State of Nevada.

             (b) Guarantor has full power, authority and legal right to enter into this Guaranty and to perform his obligations under the terms hereof.

             (c) Guarantor has duly executed and delivered this Guaranty. This Guaranty constitutes a legal, valid and binding obligation of Guarantor, enforceable against him in accordance with the terms of this Guaranty, except as limited by bankruptcy, insolvency, general principles of equity or other laws of general application relating to the enforcement of creditors' rights.

             (d) No authorization, consent, approval, exemption, permit or license of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the valid execution or delivery by Guarantor of this Guaranty, or the performance of Guarantor's obligations hereunder, except such as have been obtained and are in full force and effect. All conditions required to the execution and delivery hereof and performance hereunder have been satisfied on or before the date hereof.

             (e) Guarantor is not a party to, or otherwise bound by or subject to, any agreement or instrument, the observance of the terms and provisions of which would materially impair Guarantor's ability to perform his obligations under, and to be bound by, this Guaranty. Neither the execution and delivery by Guarantor of this Guaranty, nor compliance by Guarantor with the terms and provisions of this Guaranty, will conflict with, constitute a default under, or result in a breach of, any of the terms, conditions or provisions of, any law or decree or any regulation, order, writ, injunction, determination or award of any court, arbitrator or governmental department, commission, board, bureau, agency or instrumentality (domestic or foreign), or any agreement or instrument to which Guarantor is a party or by which he or any of his properties may be affected.

             (f) Guarantor has a personal net worth (exclusive of spouse) in excess of Two Million Dollars as determined by sound accounting principles, consistently applied.

             (g) There is no action, suit, proceeding or investigation pending, or to the best knowledge of Guarantor threatened, against or affecting Guarantor at law, in equity, in admiralty or before any arbitrator of any kind or before any governmental department, commission, board, bureau, agency or instrumentality (domestic or foreign) which, in the opinion of Guarantor, is likely to result in any material adverse change in the property or assets, or in the condition (financial or otherwise) of Guarantor, or materially impair his ability to perform his obligations under this Guaranty.

      3. CONTINUING GUARANTY. Guarantor agrees that this Guaranty is a continuing guaranty and shall remain in full force and effect until the payment in full of the Guarantied Indebtedness, subject to the provisions of Section 1.2 herein..

      4. NO ASSIGNMENT BY LENDER. The Lender shall not assign its rights nor delegate its duties under this Guaranty.

      5. FURTHER ASSURANCE. Guarantor agrees, upon the written request of the Lender, to execute and deliver to the Lender from time to time any additional instruments or documents reasonably considered necessary by the Lender or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

      6. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of Guarantor set forth in this Guaranty shall survive for so long as all or any portion of the Guarantied Indebtedness remains unpaid, or until this Guaranty is no longer in effect.

      7. ENTIRE AGREEMENT: AMENDMENT. This Guaranty together with the Modification Agreement (and the documents to be delivered in conjunction therewith) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements relating to such subject matter (including but not by way of limitation, any commitment, modification or term letter which the Lender may have given to the Borrower or Guarantor) and cannot be amended or supplemented as to Guarantor, except by a written agreement signed by Guarantor and the Lender.

      8. HEADINGS. The headings in this Guaranty are for convenience only and are not part of the substance of this Guaranty.

      9. SEVERABILITY. In the event that any one or more the provisions contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and of the remaining provisions of this Guaranty shall not be in any way impaired.

      10. COUNTERPARTS. This Guaranty may be executed in counterparts which together shall constitute the same instrument.

      11. NOTICES. All notices, requests, demands and other communications under or in connection with this Guaranty shall be in writing, shall be delivered by federal express or similar overnight courier service, by hand or sent by registered or certified mail to the following addresses, and shall be deemed to have been given upon receipt or refusal to accept:

             If to Lender:

                    5 Cambridge Center, 9th Floor
                    Cambridge, Massachusetts  02142
                    Attention:  Carolyn Tiffany
                    Telephone:  (617) 234-3000
                    Telefacsimile:  (617) 868-1053

             With a copy to:

                    Post & Heymann, LLP
                    100 Jericho Quadrangle, Suite 214
                    Jericho, New York 11753
                    Attention:  William W. Post
                    Telephone:  (516) 681-3636
                    Telefacsimile:  (516) 433-2777

             If to Guarantor:

                    c/o Pembroke Companies, Inc.
                    70 East 55th Street
                    New York, New York  10022
                    Attention:  Lawrence J. Cohen
                    Telephone:  (212) 527-9905
                    Telefacsimile:  (212) 350-9911

             with a copy to:

                    Proskauer Rose LLP
                    1585 Broadway
                    New York, New York  10036
                    Attention:  Wendy J. Schriber, Esq.
                    Telephone:  (212) 969-3730
                    Telefacsimile:  (212) 969-2900

             The above addresses may be changed by either the Lender or Guarantor by writing to the other addressed as above.

      12. BINDING EFFECT. This Guaranty shall bind and inure to the benefit of the parties and their respective heirs, permitted successors, delegees and assigns.

      13. NON-WAIVER. The failure of the Lender to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Lender, nor excuse the Guarantor from his obligations hereunder. Any waiver of any such right or remedy must be in writing and signed by the Lender.

      14. INITIATION OF SUIT. Any suit initiated by the Lender against Guarantor under or in connection with this Guaranty may be brought in any state or federal court in the state referred to under the paragraph "Governing Law" in any court in such state having jurisdiction over the subject matter hereof. Guarantor hereby submits himself to the jurisdiction of any such court and agrees that service of process against him in any such action may be effected by any means permissible under federal law or under the laws of such state. The non prevailing party (as determined by a court of competent jurisdiction) agrees to pay all expenses (including reasonable attorneys' fees and all out-of-pocket costs and disbursements) which may be reasonably incurred by the prevailing party in the event of the initiation of any suit under or in connection with this Guaranty.

      15. ADDITIONAL COLLATERAL. In the event any other guarantor shall furnish a letter of credit or other collateral to the Lender as additional collateral for the indebtedness of the Borrower to the Lender, whether heretofore or hereafter, such additional collateral shall not diminish or modify Guarantor's liability to the Lender hereunder unless the Lender shall otherwise specifically agree in writing.

      16. GOVERNING LAW. The terms of this Guaranty have been negotiated, and this Guaranty has been executed and delivered, in the State of New York, and it is the intention of the parties that this Guaranty be construed and enforced in accordance with the laws of such State.

      17. INDEPENDENT OBLIGATIONS; EXCULPATORY LANGUAGE. The liability of Guarantor to the Lender under this Guaranty shall not be affected, impaired, diminished or limited by any provisions of the other Loan Documents which in any way limit or exculpate the personal liability of Guarantor.

      IN WITNESS WHEREOF, Guarantor has executed and delivered this Guaranty under seal as of December 21, 2000.

WITNESS:

-------------------------              ------------------------------
                                       Lawrence J. Cohen

STATE OF NEW YORK   }
                    } ss.:
COUNTY OF NEW YORK  }

      On this--- day of , in the year 2000, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Lawrence J. Cohen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual that executed the within instrument.

      WITNESS my hand and official seal.


------                                      ------------------------------------
[SEAL]                                      Notary Public

                                    EXHIBIT D

                                 Form of Release

                                 MUTUAL RELEASE
                                 --------------

      THIS MUTUAL RELEASE (the "Agreement") is entered into effective the 21st day of December, 2000 between HIGH CASH PARTNERS, L.P., a Delaware limited partnership (the "Borrower") and RESOURCES ACCRUED MORTGAGE INVESTORS 2 L.P., a Delaware limited partnership (the "Lender"). Unless otherwise defined in this Agreement, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in that certain Modification Agreement dated as of the date hereof between the Borrower and the Lender (the "Modification Agreement").

                              W I T N E S S E T H :

      WHEREAS, the Borrower is the owner of the Property described in the Modification Agreement;

      WHEREAS, the Lender is the holder of the Loan Documents described in the Modification Agreement evidencing and securing the payment by the Borrower of certain Indebtedness owing to the Lender;

      WHEREAS, the Maturity Date of the Loan is February 28, 2001, and Borrower has requested Lender, and Lender has agreed, to forbear in the exercise of its rights and remedies under the Loan Documents in the event the Loan is not satisfied in full on or prior to the Maturity Date, upon the terms and conditions set forth in the Modification Agreement; and

      WHEREAS, the parties desire to provide for the release of each other from any further performance, obligations or claims under the Loan Documents after a Release Event.

      NOW, THEREFORE, in consideration of the mutual agreements contained herein, the benefits to be derived by the parties therefrom and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

      1. Release of Lender Parties. Effective on the Closing Date in accordance with the provisions set forth in the Modification Agreement, the Borrower hereby releases, acquits and forever discharges the Lender and its subsidiaries, affiliates, partners, members, managers, shareholders, directors, officers, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns of any and all of them (hereafter collectively called the "Released Lender Parties") from any and all loss, damages, claims, demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against the Indebtedness and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort, at law or in equity, which the Borrower ever had, now has, or might hereafter have against the Released Lender Parties, jointly or severally, for or by reason of any matter, cause or thing whatsoever occurring prior to the Closing Date, which relates to, in whole or in part, directly or indirectly: (a) the Indebtedness; (b) the Loan Documents; or (c) the Property. In addition, the Borrower agrees not to commence, join in, prosecute or participate in any suit or other proceeding in a position which is adverse to any of the Released Lender Parties arising directly or indirectly from any of the foregoing matters.

      2. Release of Borrower Parties. Effective on the Closing Date, the Lender hereby releases, acquits and forever discharges the Borrower and the Borrower's subsidiaries, affiliates, partners, members, managers, shareholders, directors, officers, agents, employees, servants, attorneys and representatives, as well as the respective heirs, personal representatives, successors and assigns or any and all of them (hereafter collectively called the "Released Borrower Parties") for principal or interest due under the Note, which release will be effective provided Borrower does not become the subject of any bankruptcy proceedings on or before one (1) year from the Closing Date, and has not, perpetrated any fraud upon Lender. Notwithstanding any implication to the contrary, nothing contained in this Agreement modifies or impairs the non-recourse provisions of the Loan Documents, including without limitation, Section 4 of the Note, Section 64 of the Deed of Trust and Section 13.15 of the Modification Agreement.

      3. Reliance. The Borrower and the Lender represent and warrant to each other that this Agreement is executed and delivered by each of them after advice by legal counsel and is based on each party's respective independent analysis of the facts and circumstances which currently exist with respect to the matters covered by this Agreement. It is specifically acknowledged by the Borrower and the Lender that such facts might hereafter prove to be different from the facts which are now known or believed to exist. The Borrower and the Lender expressly assume the risk that any state of facts affecting the Loan Documents, the Borrower or the Lender might be different from those thought to exist by such party or might hereafter change. The parties expressly agree that the terms of this Agreement will be binding in all respects notwithstanding any such mistake of existing facts or subsequent change of facts relating to the Loan Documents, the Borrower or the Lender, and that this Agreement will not be subject to termination or rescission for any reason whatsoever.

      4. Conditions Subsequent. The release accorded to the Released Borrower Parties by paragraph 2 of this Agreement will be void ab initio and will be of no force or effect if any one or more of the events described in paragraphs 4.1 through 4.3 of this Agreement occurs. On the occurrence of such event, the Lender will have the right to unilaterally reinstate the obligations of the Borrower under the Loan Documents and abrogate the release of the Released Borrower Parties by service of written notice to the Borrower. On the exercise of such right by the Lender, the Lender will be entitled to exercise all of the Lender's rights and remedies under the Loan Documents, at law or in equity, subject to the provisions of the Loan Documents. The conditions subsequent are as follows:

             4.1 Litigation. The Borrower or any person claiming by or through the Borrower ever commence, join in, assist, cooperate in or participate as an adverse party or as an adverse witness (subject to compulsory legal process which requires testimony) in any suit or other proceeding against the Lender or any Released Lender Party relating to the Indebtedness, the Loan Documents, the Modification Agreement, the Property or the conveyance of the Property by the Borrower to the Lender; or

             4.2 Avoidance. Any Conveyance Document is ever rendered void or rescinded by operation of law, or by order of any state or federal court of competent jurisdiction by reason of an order arising out of any claim or proceeding initiated or commenced in favor of, against, on behalf of, or in concert with, directly or indirectly, the Borrower or any person claiming by or through the Borrower; or

             4.3 No Release. The release of any Released Lender Party set forth in paragraph 1 of this Agreement is ever rendered void, rescinded or adjudicated unenforceable by operation of law or by order of any state or federal court of competent jurisdiction, by reason of an order arising out of any claim or proceeding initiated or commenced in favor of, against, on behalf of, or in concert with, directly or indirectly, the Borrower or any person claiming by or through the Borrower.

      5. No Merger. The parties acknowledge and agree that notwithstanding the release of the Released Borrower Parties contemplated by this Agreement, all of the Loan Documents will remain in full force and effect. The parties further acknowledge and agree that the interests of the Lender in the Property created by all of the Conveyance Documents will not merge with the interests of the Lender in the Property created by the Loan Documents. It is the express intention of each of the parties that such interests of the Lender in the Property will not merge, but be and remain at all times separate and distinct, notwithstanding any union of said interests in the Lender at any time by purchase, termination or otherwise and that the liens held by the Lender against the Property created by certain of the Loan Documents will remain at all times valid and continuous liens against the Property. The Lender has specifically reserved the right to assert all claims held by the Lender against the collateral described in the Loan Documents from time to time after the Closing Date subject, however, to the terms of the Modification Agreement and this Agreement.

      6. Entire Agreement. This Agreement and the Modification Agreement (and the documents to be delivered in conjunction therewith) constitutes the entire agreement between the Borrower and the Lender and supersedes all prior agreements and understandings relating to the subject matter of this Agreement. There are no agreements, understandings, restrictions, warranties or representations relating to the subject matter of this Agreement other than those set forth in this Agreement, the Modification Agreement or the documents to be delivered by the parties on the date hereof. This instrument is not intended to have any legal effect whatsoever, or to be a legally binding agreement, or any evidence thereof, until this Agreement has been signed by and an executed counterpart unconditionally delivered to both parties to this Agreement.

      7. Construction. This Agreement will be construed, enforced and governed in accordance with the laws of the State of New York. All pronouns and any variations contained in this Agreement will be deemed to refer to the masculine, feminine or neuter gender thereof or to the plurals of each, as the identity of the person or persons or the context requires. The descriptive headings contained in this Agreement are for ease in reference and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision contained herein.

      8. Forum. All actions or proceedings with respect to this Agreement may be instituted in any state or federal court sitting in New York County, New York, and by execution and delivery of this Agreement, the parties irrevocably and unconditionally submit to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waive: (a) any objection that the parties might now or hereafter have to the venue of any of such courts; and (b) any claim that any action or proceeding brought in any such court has been brought in an inconvenient forum.

      9. Severability. If any one or more of the provisions contained in this Agreement are for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect the remaining provisions of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision or provisions had never been contained herein.

      10. Binding Effect. This Agreement will be binding on, inure to the benefit of and be enforceable by the parties to this Agreement and their respective heirs, personal representatives, successors and assigns.

      11. Counterpart Execution. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective on the date first set forth above.



                                      BORROWER:

                                      HIGH CASH PARTNERS, L.P.,
                                      a Delaware limited partnership

                                      By:  Pembroke HCP, LLC,
                                           as managing general partner

                                           By:  Pembroke Companies, Inc.,
                                                managing member

                                                By:
                                                     ---------------------------
                                                     Name:
                                                     Title:

                                      LENDER:

                                      RESOURCES ACCRUED MORTGAGE
                                      INVESTORS 2 L.P.,
                                      a Delaware limited partnership

                                      By: RAM Funding, Inc.,
                                          managing general partner

                                          By:
                                               -----------------------------
                                          Its: ------------------- President

                                  SCHEDULE "A"


WHEN RECORDED MAIL THIS DEED AND,
UNLESS OTHERWISE SHOWN BELOW,
MAIL TAX STATEMENTS TO:

Post & Heymann, LLP
100 Jericho Quadrangle, Suite 214
Jericho, New York 11753
Attention:  William W. Post
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------

                                                   A.P.N. ----------------------

                        GRANT DEED IN LIEU OF FORECLOSURE
This undersigned grantor(s) declare(s)

Documentary transfer tax is $     -0-
                             --------------
(  ) computed on full value of property conveyed, or
(X ) computed on full value less value of liens and encumbrances remaining at time of sale.
(  ) Unincorporated area:  (  ) City of                                    , and
                                        ----------------------------------

FOR A VALUABLE CONSIDERATION, receipt of which is hereby acknowledged,

HIGH CASH PARTNERS, L.P., a Delaware limited partnership with an address c/o Pembroke Companies, Inc., 70 East 55th Street, New York, New York 10022, "Grantor"

hereby GRANTS to RESOURCES ACCRUED MORTGAGE INVESTORS 2 L.P., a Delaware limited partnership, "Grantee"

the real property in the County of Washoe, State of Nevada, as more particularly described on Schedule A attached hereto, together with all the improvements thereon and the appurtenances thereunto belonging, and quitclaims unto Grantee, without implied limitation, all of Grantor's rights, title and interest, if any, in and to the following: (a) all privileges, rights, easements, hereditaments and appurtenances thereunto belonging; (b) all right, title and interest in and to any streets, alleys, ramps, passages, abutter's rights and other rights-of-way appurtenant thereto; (c) all water, mineral and other subsurface rights; and (d) all buildings, improvements, fixtures and related facilities, together with all systems, facilities, machinery, equipment and conduits to provide fire protection, security, heat, exhaust, ventilation, air conditioning, electrical power, light, plumbing, refrigeration, gas, sewer, water, communication and other services to the property herein described or any part thereof.

      This Grant Deed is executed, delivered and accepted as a deed in lieu of foreclosure of, and not as additional security for, that certain Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement (the "Deed of Trust") dated February 10, 1989 and recorded on February 13, 1989 in Book 2866, Page 42, as Document No. 1304601, of the records of Washoe County, State of Nevada. The Grantor acknowledges and agrees that the conveyance of the above described premises to the Grantee is an absolute conveyance of all right, title, and interest, including any equity or right of redemption, in and to the above described property in substance as well as in form and is not intended as a mortgage, trust conveyance of any type. The Grantor further acknowledges that this conveyance is freely and fairly made.

      It is the intention of the Grantor and the Grantee that the lien created by the Deed of Trust will not merge into the fee title acquired by the Grantee pursuant to this Grant Deed. No such merger will occur until such time as the Grantee executes a written instrument specifically effecting such merger and duly records the same.

      TOGETHER with all singular hereditaments and appurtenances thereto belonging, or in any way appertaining, the reversions, remainder and remainders, rents, issues and profits thereof, and all estate, right, title, interest, claim and demand whatsoever of the Grantor, either in law or equity, of, in and to the above bargained premises, with the hereditaments and appurtenances;

      TO HAVE AND TO HOLD said described and bargained premises, with the appurtenances, unto the Grantee, its successors and assigns forever. The Grantor for itself does covenant, grant, bargain and agree to and with the Grantee, its successors and assigns, that at the time of the ensealing and delivery of these presents, the Grantor is well seized of the premises above conveyed and has good right, full power and authority to grant, bargain, sell, quitclaim and convey the same in manner as aforesaid, and that the same are free, clear and discharged of and from all former grants, bargains, sales, charges, taxes, judgments, mortgages, taxes, assessments, restrictions, liens and encumbrances of whatever nature created by, through or under Grantor, subject only to those validly existing encumbrances, easement, conditions and restrictions relating to the premises as now reflected by the land records of the County of Washoe, Nevada.



Dated ---------------------                    Signature of Grantor


State of ------------------ )                  HIGH CASH PARTNERS, L.P.,
County of ----------------- )                  a Delaware limited partnership



On ------------- ------, 2000  before me,      By: Pembroke HCP, LLC,
-----------------------------, personally          as managing general partner,
appeared --------------------------------
----------------- personally  known to me          By: Pembroke Companies, Inc.,
(or   proved  to   me  on  the  basis  of              managing member
satisfactory  evidence) to  be the person
whose  name  is  subscribed to the within              By: ---------------------
instrument and acknowledged to me that he                  Name:
executed  the   same  in  his  authorized                  Title:
capacity and that by his signature on the
instrument  the  person,  or  the  entity
upon behalf of which the person(s) acted,
executed the instrument.

Witness my hand and official seal.\

Signature --------------------------

                                  SCHEDULE "B"

                                  BILL OF SALE
                                  ------------

      For good and valuable consideration, the receipt of which is hereby acknowledged, High Cash Partners, L.P., a Delaware limited partnership ("High Cash"), hereby quitclaims, and assigns to Resources Accrued Mortgage Investors 2 L.P., a Delaware limited partnership ("Ram 2"): (i) all personal property owned by High Cash and used in conjunction with the operation of the Premises (as defined herein); (ii) all fixtures, machinery, equipment and furnishings, to the extent the same constitute personal property, all contract rights, and all other personal property, including all licenses, permits, certificates, rights to the use of names and logos and other intangible property in each case owned by High Cash and used in connection with the real property or improvements thereon located at South Virginia Street and East Moana Lane, Reno, Nevada, and more particularly described in Exhibit A hereto (the "Premises"); (iii) all site plans, surveys, soil and substrata studies, architectural renderings, plans and specifications, engineering plans and studies, floor plans, landscape plans and other plans, diagrams and studies of any kind owned by High Cash which relate to the Premises or the improvements thereon; and (iv) all claims, judgments, remedies, damages and causes of action pertaining to the Premises or the property conveyed hereby, except as any of the foregoing may be retained by High Cash against RAM 2, the managing agent for the Premises or their respective affiliates (the "Property").

      TO HAVE AND TO HOLD, the same unto the RAM 2, its successors and assigns, forever.


Dated ---------------------                    HIGH CASH PARTNERS, L.P.,
                                               a Delaware limited partnership

State of ------------------ )                  By: Pembroke HCP, LLC,
County of ----------------- )                      as managing general partner,

                                                   By: Pembroke Companies, Inc.,
                                                       managing member
On ------------- ------, 2000  before me,
-----------------------------, personally              By: ---------------------
appeared --------------------------------                  Name:
----------------- personally  known to me                  Title:
(or   proved  to   me  on  the  basis  of
satisfactory  evidence) to  be the person
whose  name  is  subscribed to the within
instrument and acknowledged to me that he
executed  the   same  in  his  authorized
capacity and that by his signature on the
instrument  the  person,  or  the  entity
upon behalf of which the person(s) acted,
executed the instrument.

Witness my hand and official seal.\

Signature --------------------------

                                  SCHEDULE "C"

                              ASSIGNMENT OF LEASES
                              --------------------

KNOW ALL MEN BY THESE PRESENTS:

      THIS ASSIGNMENT is made effective the --- day of --------, 200-, by HIGH CASH PARTNERS, L.P., a Delaware limited partnership (the "Assignor"), in favor of RESOURCES ACCRUED MORTGAGE INVESTORS 2 L.P., a Delaware limited partnership (the "Assignee"').

                              W I T N E S S E T H :

      WHEREAS, by Grant Deed of even date herewith, the Assignor did grant, bargain, sell and convey to the Assignee the following described real property located in Washoe County, Nevada:

   See Exhibit "A" attached hereto and incorporated herein by this reference.

      TOGETHER WITH, among other things, all buildings, improvements and fixtures thereon commonly known as Sierra Marketplace located at South Virginia Street and East Moana Lane, Reno, Nevada (the "Property"); and

      WHEREAS, the Assignor is the owner of those certain leases and occupancy agreements, whether written or oral, with tenants as described at Schedule "1" attached as a part hereof (the "Occupancy Leases"), together with certain deposits made by such tenants as described at Schedule "2" attached as a part hereof (the "Tenant Deposits"), all Occupancy Leases and Tenant Deposits being with respect to some portion of the Property; and

      WHEREAS, the Assignor desires to assign, transfer and convey to the Assignee all of the respective rights and benefits of the Assignor in and to the Occupancy Leases and Tenant Deposits and the obligations of the Assignor thereunder.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained, the benefits to be derived by the parties herefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor does hereby quitclaim and assign to the Assignee all right, title and interest of Assignor in and to the Occupancy Leases and the Tenant Deposits, together with all and singular the rights, titles, interests, privileges and benefits thereunder or thereto in any manner belonging;.

      This Assignment of Leases is executed, delivered and accepted as a conveyance in lieu of foreclosure of, and not as additional security for, that certain Deed of Trust, Assignment of Rents, Fixture Filing and Security Agreement (the "Deed of Trust") dated February 10, 1989 and recorded on February 13, 1989 in Book 2866, Page 88, as Document No. 1304602 of the records of Washoe County, State of Nevada. It is the intention of the Assignor to transfer absolute title to the Occupancy Leases and Tenant Deposits to the Assignee free from any equity of redemption by the Assignor.

      It is the intention of the Assignor and the Assignee that the liens created by the Deed of Trust will not merge into the fee title acquired by the Assignee pursuant to this Assignment of Leases until such time as the Assignee executes and records a written instrument releasing the Deed of Trust or otherwise specifically effecting such merger.

      IN WITNESS WHEREOF the Assignor has SIGNED AND DELIVERED this instrument the day and year first written above.

                                               ASSIGNOR:

State of ------------------ )                  HIGH CASH PARTNERS, L.P.,
County of ----------------- )                  a Delaware limited partnership


On ------------- ------, 2000  before me,      By: Pembroke HCP, LLC,
-----------------------------, personally          as managing general partner,
appeared --------------------------------
----------------- personally  known to me          By: Pembroke Companies, Inc.,
(or   proved  to   me  on  the  basis  of              managing member
satisfactory  evidence) to  be the person
whose  name  is  subscribed to the within              By: ---------------------
instrument and acknowledged to me that he                  Name:
executed  the   same  in  his  authorized                  Title:
capacity and that by his signature on the
instrument  the  person,  or  the  entity
upon behalf of which the person(s) acted,
executed the instrument.

Witness my hand and official seal.\

Signature --------------------------



                            ACCEPTANCE OF ASSIGNMENT
                            ------------------------

      The foregoing Assignment is hereby accepted by the Assignee. The Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the lessor under the Occupancy Leases which accrue after the date of this Assignment. In addition, the Assignee hereby assumes the liability, if any, to refund the Tenant Deposits described at Schedule "2" to this Assignment.

      Assignee agrees to indemnify, defend and hold harmless Assignor from and against any and all claims that arise under the Occupancy Leases that relate to periods on or after the date hereof.

      IN WITNESS WHEREOF, the Assignee has duly executed this Acceptance of Assignment this ---- day of 200-.

                                               ASSIGNEE:

                                               RESOURCES ACCRUED MORTGAGE
                                               INVESTORS 2 L.P.,
State of ------------------ )                  a Delaware limited partnership
County of ----------------- )
                                               By:   RAM Funding, Inc.,
                                                     managing general partner
On ------------- ------, 200-  before me,
-----------------------------, personally            By:   ---------------------
appeared --------------------------------            Its:  --------- President
----------------- personally  known to me
(or   proved  to   me  on  the  basis  of
satisfactory  evidence) to  be the person
whose  name  is  subscribed to the within
instrument and acknowledged to me that he
executed  the   same  in  his  authorized
capacity and that by his signature on the
instrument  the  person,  or  the  entity
upon behalf of which the person(s) acted,
executed the instrument.

Witness my hand and official seal.\

Signature --------------------------

                                  SCHEDULE "1"

                         Description of Occupancy Leases
                         -------------------------------


                                [TO BE INSERTED]

                                  SCHEDULE "2"

                         Description of Tenant Deposits
                         ------------------------------


                                [TO BE INSERTED]

                                  SCHEDULE "D"

                             OWNER'S AFFIDAVIT AS TO
                          MECHANIC'S LIENS, POSSESSION
                              AND CREDITOR'S RIGHTS


TO:   Lawyers Title Insurance Corporation
      -------------

RE:   Commitment No. -------------

      ----------------------------------------------,  being duly sworn, deposes and says:

1. I am the ----------------------- of Pembroke Companies, Inc., the managing member of Pembroke HCP, LLC, the managing general partner of High Cash Partners, L.P., a Delaware limited partnership, (hereinafter "High Cash") and authorized to make this affidavit on behalf of High Cash.

2. To the actual knowledge of the undersigned signatory, High Cash has not granted any leases or rights of possession in and to the premises described in the above-referenced commitment to insure (the "Property") other than to those parties referenced on Schedule A attached hereto.

3. To the actual knowledge of the undersigned signatory, High Cash has not ordered nor has any knowledge of any work on the Property which is ongoing or which has been completed within the last 180 days other than that which may have been performed for normal maintenance of the Property.

4. No proceedings in bankruptcy have ever been instituted by or against High Cash, and High Cash has never made an assignment for the benefit of creditors (except pursuant to the loan documents by and between High Cash and Resources Accrued Mortgage Investors 2 L.P.).

5. The Borrower has made, executed and delivered that certain Grant Deed (the "Deed") of even date herewith, which conveyed the Property to the Lender. The Affiants acknowledge that the deed is an absolute conveyance of all right, title and interest in and to the Property and that High Cash has delivered actual possession of the Property to the Lender. The Deed was given voluntarily by High Cash without any fraud, misrepresentation, duress or undue influence whatsoever, or any misunderstanding on the part of High Cash. The Deed is intended and understood to be an absolute conveyance and an unconditional sale, with full extinguishment of High Cash's equity of redemption, and with full release of all of High Cash's right, title and interest of every character and nature in and to the Property.

6. This affidavit is made for the purposes of inducing Lawyers Title Insurance Corporation to issue its policies of title insurance with respect to the Property without exception to mechanic liens, rights of parties in possession and creditor's rights. Whenever the context so requires, the singular number includes the plural and the masculine includes the feminine. Any reference in this Affidavit to "High Cash" shall not include any managing agent of High Cash or any lessee of the Property or any other person purporting to act on behalf of High Cash.
      Whenever reference is made herein to the knowledge of the undersigned signatory, reference is made only to the actual knowledge of such person based solely upon a review of

      High Cash's files in the undersigned signatory's possession, without any independent investigation being made by High Cash.





Dated ---------------------                    HIGH CASH PARTNERS, L.P.,
                                               a Delaware limited partnership

State of ------------------ )                  By: Pembroke HCP, LLC,
County of ----------------- )                      as managing general partner,

                                                   By: Pembroke Companies, Inc.,
                                                       managing member
On ------------- ------, 2000  before me,
-----------------------------, personally              By: ---------------------
appeared --------------------------------                  Name:
----------------- personally  known to me                  Title:
(or   proved  to   me  on  the  basis  of
satisfactory  evidence) to  be the person
whose  name  is  subscribed to the within
instrument and acknowledged to me that he
executed  the   same  in  his  authorized
capacity and that by his signature on the
instrument  the  person,  or  the  entity
upon behalf of which the person(s) acted,
executed the instrument.

Witness my hand and official seal.\

Signature --------------------------

                                  SCHEDULE "A"

                                     LEASES
                                     ------

                                  SCHEDULE "E"

                                  AFFIDAVIT OF
                               NON-FOREIGN STATUS
                               ------------------


                               Sierra Marketplace


STATE OF NEVADA   )
                  ) ss:
COUNTY OF WASHOE  )


      Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferrer is a foreign person. To inform RESOURCES ACCRUED MORTGAGE INVESTORS 2 L.P., a Delaware limited partnership, and its successors and assigns (collectively, the "Lender"), that the withholding of tax is not required on the disposition of a United States real property interest by HIGH CASH PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the undersigned hereby certifies as follows:

      1. The Borrower is not a foreign corporation foreign partnership, foreign trust or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

      2  The  Borrower's  United  States  employer   identification   number  is
13-3347257; and

      3. The Borrower's office address is c/o Pembroke Companies, Inc., 70 East 55th Street, New York, New York 10022.

      The Affiants understand that this certification may be disclosed to the Internal Revenue Service by the Lender and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury the Affiants declares that the Affiant has examined this certification and to the best of the Affiant's knowledge and belief it is true, correct and complete and the Affiant further declares that the Affiant has the authority to sign this document.

                [Remainder of this page left intentionally blank]

Dated ---------------------                    HIGH CASH PARTNERS, L.P.,
                                               a Delaware limited partnership

State of ------------------ )                  By: Pembroke HCP, LLC,
County of ----------------- )                      as managing general partner,

                                                   By: Pembroke Companies, Inc.,
                                                       managing member
On ------------- ------, 2000  before me,
-----------------------------, personally              By: ---------------------
appeared --------------------------------                  Name:
----------------- personally  known to me                  Title:
(or   proved  to   me  on  the  basis  of
satisfactory  evidence) to  be the person
whose  name  is  subscribed to the within
instrument and acknowledged to me that he
executed  the   same  in  his  authorized
capacity and that by his signature on the
instrument  the  person,  or  the  entity
upon behalf of which the person(s) acted,
executed the instrument.

Witness my hand and official seal.\

Signature --------------------------

                                  SCHEDULE "F"

                                NOTICE TO TENANTS

                                  ------------


Dear -----------------:

         This letter shall serve to inform you that High Cash Partners, L.P. has transferred title to Sierra Marketplace to Resources Accrued Mortgage Investors 2 L.P. This means that: (a) the new owner holds the security deposit you made in the amount of $------------- and assumed responsibility to you for any return of the security deposit pursuant to your lease; (b) the new owner assumed the prior owner's position as landlord under your lease for obligations accruing after --------------; and (c) your rental payments are to be made payable to and all payments, notices or other communications from you to the landlord are to be made to the new owner as follows:

                          c/o Kestrel Management
                          --------------------
                          --------------------
                          --------------------
                          --------------------


                                   Sincerely,

                                    HIGH CASH PARTNERS, L.P.

                                    By:  Pembroke HCP, LLC,
                                         as managing general partner,

                                         By:  Pembroke Companies, Inc.,
                                              managing member

                                              By:  -----------------------------
                                                   Name:
                                                   Title: